                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7062

            PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
               (Exact name of registrant as specified in charter)

         206 NORTH JACKSON STREET, SUITE 301 GLENDALE, CALIFORNIA 91206
                    (Address of principal executive offices)

       GEORGE A. HENNING 206 N. JACKSON ST., SUITE 301 GLENDALE, CA 91206
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 818-242-6693

Date of fiscal year end: DECEMBER 31

Date of reporting period: JUNE 30, 2004

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Item 1.   Report to Shareholders (filed herewith).

[PACIFIC ADVISORS FUND INC. LOGO]


SEMI-ANNUAL REPORT
JUNE 30, 2004

[GRAPHIC]

GOVERNMENT SECURITIES FUND
INCOME AND EQUITY FUND
BALANCED FUND
GROWTH FUND
MULTI-CAP VALUE FUND
SMALL CAP FUND

PACIFIC ADVISORS
     TABLE OF CONTENTS

             MESSAGE FROM THE CHAIRMAN                           1

             GOVERNMENT SECURITIES FUND                          3

             INCOME AND EQUITY FUND                              5

             BALANCED FUND                                       7

             GROWTH FUND                                        10

             MULTI-CAP VALUE FUND                               12

             SMALL CAP FUND                                     14

             SCHEDULE OF INVESTMENTS                            18

             STATEMENT OF ASSETS AND LIABILITIES                36

             STATEMENT OF OPERATIONS                            38

             STATEMENT OF CHANGES IN NET ASSETS                 40

             NOTES TO FINANCIAL STATEMENTS                      44

             FINANCIAL HIGHLIGHTS                               49


             This Report is for informational purposes only and is not a solicitation, or a recommendation that any particular investor should purchase or sell any particular security. The statements in the Report are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change with market conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

             For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus carefully before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[GRAPHIC]

                                                         MESSAGE
                                                             FROM THE CHAIRMAN

Fellow Shareholders,

     For many investors, the daily news and business reports have provided more questions than answers during the past few months. Analysts continue to debate such issues as the strength of the economy, job growth, interest rates, the impact of rising energy prices on inflation, a bull vs. bear market, and the Presidential election. Geopolitical events have also contributed to the volatility in the fixed income and equity markets. While all of these issues are significant and important, they often make it difficult to evaluate investment opportunities.

     During the first six months of the year, the economy continued to grow above 3%. Corporate profits were substantially higher across most sectors including basic materials such as lumber, cement, steel, oil and gas. This has been the broadest based economic recovery in recent U.S. history.

     Job creation has also grown with this economic recovery. Technology and productivity improvements have enabled corporations to grow profits at an impressive pace. There has been concern that profit growth will slow, but that is not unexpected. Profit growth often slows in the second year of an economic recovery, but many companies will still have healthy year-over-year growth rates above 10%. The economic recovery is real and, with modest growth rates, it should be sustainable for some time.

     Interest rates and the equity indices have been trading range bound. Historically, equity markets often stay in a trading range for several years following a lengthy bull market such as the one that ended in 2000. It is possible that the markets will experience a series of rallies and corrections without the emergence of a real bull or bear market. As a result, the equity market indices may remain relatively flat for the foreseeable future. During this period, however, individual stocks may continue to perform quite well. A successful investment strategy in these market conditions places a premium on INDIVIDUAL STOCK SELECTION WITH A MORE LIMITED NUMBER OF PORTFOLIO HOLDINGS.

     Despite the impact of energy prices, geopolitical events and interest rate increases, we believe there will be good investment opportunities in the equity markets. We anticipate that market volatility will continue to provide opportunities to buy and sell stocks at attractive prices as the markets overreact to positive and negative events.

     We anticipate interest rates will continue to rise over the next year. As the economy grows, the Federal Reserve will continue to raise rates to control inflation. Long-term interest rates are currently at 4 1/2%. They will continue to rise and are expected to peak between 5 1/2% and 6%. During this phase of rising interest rates, we believe it is more important to protect principal than seek higher yields. Our fixed income portfolios have employed a more defensive investment strategy by holding shorter-term bonds that will be replaced with higher yielding bonds once interest rates near their peak in this cycle. A further explanation of our fixed income strategy is provided in the interviews with the portfolio managers for each Fund.

     The abundant availability of business news in the media has created a tendency to micro-analyze individual events rather than focus on broader economic trends. There is no question that the instantaneous availability of news has created more volatility in the markets. Investment strategies must remain disciplined and patient but adapt to changing market conditions. This is the investment strategy employed by Pacific Advisors Funds and we believe it has enabled our Funds to perform well through different market cycles. We are pleased to report that our Growth and Small Cap Funds performed at the top of their peer groups and outperformed market indices over the last year(1).

[GRAPHIC]

     We continue to believe that it is important for our shareholders to have an asset allocation program tailored to their investment objectives. In any asset allocation plan, there will be certain investments that will outperform others at a given point in the market cycle. There is a tendency among investors to become impatient and abandon their diversification strategy when certain investments are not performing as well as others. Some investors seek safety in cash while others may concentrate their investments in the current best performing sectors. This investment approach often leaves investors behind. When markets shift, they are unable to adapt quickly to changing market conditions. An effective asset allocation plan helps investors manage through difficult markets while creating opportunities for solid long-term performance.

     We encourage you to consult with your financial advisor on a regular basis to review your investment program. Your advisor can assist you in determining if your current investment program is appropriate for your financial goals.

     /s/ George A. Henning

     George A. Henning
     Chairman of the Board and President


(1) Lipper ranked Pacific Advisors Small Cap Fund (A) as the number #1 small cap core fund out of 533 funds based on its one-year return of 78.19% as of June 30, 2004. The Fund ranked 84 out of 303 funds based on its five-year return; and 70 out of 87 funds based on its ten-year return. The Fund's benchmark, the Russell 2000, had a one-year return of 33.37% as of June 30, 2004. Small cap companies typically have fewer financial resources and may carry higher investment risks and experience greater stock price volatility than larger cap stocks.

Morningstar ranked Pacific Advisors Growth Fund (A) in the top 11% of large cap growth funds based on its one-year return of 22.04% as of June 30, 2004. The Fund ranked 140 out of 1,331 fund based on its one-year return; and 595 out of 960 funds based on its five-year return. The Fund's benchmarks, the S&P 500 and the Russell 1000, had one-year returns of 19.11% and 19.48%, respectively, as of June 30, 2004.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be lower or higher than performance data quoted. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge was included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not consider individual taxes which may reduce actual returns when shares are sold. For information on current performance, call (800) 989-6693.

                                             PACIFIC ADVISORS
                                                      GOVERNMENT SECURITIES FUND

INVESTS PRIMARILY IN FIXED-INCOME SECURITIES GUARANTEED BY THE U.S. GOVERNMENT OR ITS INSTRUMENTALITIES. THE FUND MAY ALSO INVEST IN OTHER INCOME PRODUCING INSTRUMENTS, INCLUDING DIVIDEND-PAYING COMMON STOCKS, FOR INCOME AND CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

FOR THE SIX MONTHS ENDED JUNE 30, 2004, THE FUND HAD A TOTAL RETURN OF - 1.16% FOR CLASS A SHARES, AND - 1.55% FOR CLASS C SHARES(1). THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(2), RETURNED - 0.15% DURING THE SAME PERIOD.

Q    HOW DID THE INTEREST RATE ENVIRONMENT CHANGE IN THE FIRST HALF OF THE YEAR?

A    In early 2004, the Federal Reserve gave clear signals that it intended to begin raising short-term interest rates. With the economy growing at a stable and healthy rate, the Fed believed it necessary to raise rates in order control inflation. At the same time, the Fed assured the market it would raise rates at a "measured" pace to avoid disrupting economic growth. The Fed raised rates by 0.25% in June and followed with another 0.25% increase later in the summer. Rising rates, coupled with uncertainty surrounding the timing and scope of the Fed's actions, made for a volatile bond market in the first half of the year.

     To understand the bond market in the first half of the year, it important to understand the nature of interest rate movements. On a large scale, interest rates move in cycles from peak to trough and back to another peak. The severity of the increase or decrease in a cycle depends primarily on the state of the economy and activity by the Fed. While the length of each cycle varies, it generally takes 3 to 4 years for interest rates to come full circle. For example, short-term rates last peaked in September 2000 at approximately 6 1/2%. It was mid-2004 before rates bottomed at 1% and began to rise. It will likely take at least 12 to 18 months before short-term rates reach another peak.

     Rate increases and decreases rarely occur in a steady fashion. In the midst of the larger cycle, rates tend to move in short-term waves over a period of weeks or months. For example, in a rising rate environment, rates typically advance, then pullback and advance again. With each advance, rates reach a new high until they reach a peak. These waves occur as a result of the market reacting to economic data and related news. As we saw in the first half of 2004, while rates trended higher, the rise was punctuated by several shorter-term pullbacks.

Q    WHAT WAS THE FUND'S INVESTMENT STRATEGY IN RESPONSE TO THESE DEVELOPMENTS?

A    The Fund aims to optimize total return by adapting to interest rate movements. Unlike many "laddered" bond fund portfolios that seek yield and do little to manage risk, our total return approach actively manages risk while seeking to achieve performance from income and capital appreciation opportunities. As interest rates rise, bond prices decline. Given the long-term trend of rising rates, the Fund remained focused on minimizing volatility and protecting principal by holding short-term government securities. We managed risk and took advantage of opportunities to capture higher yields and capital appreciation by adapting to shorter-term interest rate movements.

     At the end of 2003, rates reached a short-term peak and began to pullback. To capitalize on higher yields and capital appreciation potential at that time, we invested a portion of the portfolio in intermediate-term securities extending the portfolio's average maturity to approximately 4 years. Subsequently, in 2004, rates reached the lower end of their trading range and began to rise. In response, we realized some capital appreciation by

----------
(1) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be lower or higher than performance data quoted. Fund returns do not take into account the maximum 4.75% sales charge on Class A shares. Returns would be lower if the sales charge was included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not consider individual taxes which may reduce actual returns when shares are sold. For information on current performance, call (800) 989-6693.
(2) The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

selling these intermediate-term bonds and shortening the average maturity to approximately 2 1/2 years.

     We also continued to maintain a portion of the portfolio in equities for added income and capital appreciation potential. We concentrated the Fund's equity holdings in preferred stocks which offered higher yields than common stocks. These positions allowed the Fund to benefit from strength in the equity market which helped compensate for weaker performance in the bond market.

Q    THE MAJORITY OF U.S. TREASURIES ARE FOREIGN-OWNED. DOES THIS CREATE A
RISK FOR THE GOVERNMENT BOND MARKET?

A    U.S. government securities consistently remain in high demand because of their relative safety and stability. Foreign governments and institutions own approximately 60% of all outstanding U.S. Treasury securities with the majority owned by Asian investors. While a major sell-off by these investors could create a problem for the bond market, it is unlikely to happen for several reasons.

     U.S. treasuries are considered some of the safest investments in the world. It would take a catastrophic change in the state of the country to reduce the appeal of U.S. government securities. Perhaps more importantly, these foreign investors have a substantial vested interest in helping maintain stability in the U.S. bond market. A significant sell-off would upset trade balances with the U.S. and negatively impact their own economies.

Q    WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A    Economic data remains relatively positive and we expect the economy will continue to expand at a healthy rate in the last half of the year. As the economy continues to grow, we expect to see a steady rise in interest rates. Even after two rate increases, the fed funds rate remains low at 1.50%. We expect the Fed will look to raise that rate to a more historical norm of 3% over the next 18 months.

     We also expect a continued rise in long-term rates, although movement should be less dramatic on that end of the yield curve. At present, we anticipate long-term rates will peak between 5 1/2% and 6% during the next 18 months. This rise will likely occur in a stair-step fashion producing narrow trading channels. We expect rates will rise and then pullback before moving higher as the market responds to economic data and rate increases by the Fed.

     Given the general trend for rising rates, we will remain focused on protecting principal by holding shorter-term government securities during this period of higher risk. At the same time, we will seek to adapt to shorter-term interest rate movements. When we experience a temporary pullback in rates, the Fund will move into longer-term treasuries to capture higher yields and the potential for capital appreciation.

[CHART]

     INVESTMENT MIX as of 06/30/04

     1.  U.S. TREASURY BILLS                     52.78%
     2.  U.S. GOVERNMENT AGENCIES                29.37%
     3.  PREFERRED STOCK                         15.55%
     4.  EQUITIES                                 2.02%
     5.  CASH                                     0.28%

                                                PACIFIC ADVISORS
                                                          INCOME AND EQUITY FUND

INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES. THE FUND MAY ALSO INVEST IN STOCKS FOR LONG-TERM CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
STEPHEN K. BACHE, CFA

FOR THE PERIOD ENDED JUNE 30, 2004, THE FUND HAD A TOTAL RETURN OF 0.33% FOR CLASS A SHARES, AND 0.08% FOR CLASS C SHARES(1). THE FUND'S BENCHMARKS, THE LEHMAN INTERMEDIATE CORPORATE BOND INDEX(2) AND THE S&P 500 INDEX(3), RETURNED - 0.04% AND 3.44%, RESPECTIVELY, DURING THE SAME PERIOD.

Q    HOW DID CORPORATE BONDS PERFORM IN THE FIRST HALF OF THE YEAR?

A    The corporate bond market remained challenging in 2004 as a result of continued interest rate uncertainty. In early 2004, speculation focused on WHEN the Federal Reserve would begin raising short-term interest rates. After the Fed began raising rates in June, speculation surrounded the uncertain PACE and EXTENT of future rate increases. Rising rates and persistent uncertainty made for a volatile bond market.

     Despite the recent rise in rates, attractive yields on quality bonds remained limited. Over the last year, many companies refinanced their debt to take advantage of low interest rates removing some higher yielding bonds from the market. In addition, many companies also built up significant cash reserves which reduced their need to issue new bonds to finance expansion.

     In this environment, the Fund's primary goal has been to protect principal. We continued to concentrate in shorter duration bonds to minimize price depreciation and interest rate risk. When possible, we took profits in some positions and acquired new bonds in companies such as LIBERTY MEDIA, ANHEUSER-BUSCH and JOHNSON AND JOHNSON. We also looked for opportunities to capture higher yields. These opportunities included investments in government agencies, floating rate notes and companies with improving credit situations.

Q    WHAT ROLE DID THE FUND'S EQUITY INVESTMENTS PLAY DURING THE FIRST SIX
MONTHS?

A    The equity market also proved fairly challenging in the first half of the year. In spite of good economic news and earnings growth, the market remained event driven and increasingly unpredictable in response to geopolitical concerns, rising energy prices and anticipated higher interest rates. While overall equity market performance was uninspiring, there was opportunity to achieve growth and income in individual stocks.

     To capitalize on these performance opportunities, the Fund maintained a higher percentage of its holdings in high-quality, dividend paying common and preferred stocks. To manage risk and provide stability, we continued to focus on larger-cap companies with more stable and predictable income and growth. We made relatively few changes to the equity portfolio over this period. We maintained a diverse mix of stocks with an emphasis on the leading sectors in the market including energy, basic materials and financial services. The equity component of the portfolio was instrumental in the first half of the year to help compensate for lagging performance in the bond market.

Q    HOW WILL HIGHER INTEREST RATES IMPACT THE CORPORATE BOND MARKET?

A    With two increases, the Fed has raised short-term rates by 0.50% bringing the fed funds rate to 1.50%. We may see one or two more quarter-point increases this year but we believe the Fed will likely wait to take further action until after the Presidential election. We anticipate the

----------
(1) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than performance data quoted. Fund returns do not take into account the maximum 4.75% sales charge on Class A shares. Returns would be lower if the sales charge was included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not consider individual taxes which may reduce actual returns when shares are sold. For information on current performance, call (800) 989-6693.
(2) The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.
(3) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Fed will work to bring rates back to a historical norm of 3% to 4% over the next 12 to 18 months. As the Fed has repeatedly stated, however, it will take a "measured" approach to raising rates in order to avoid stunting economic growth.

     Rising rates will continue to exert downward pressure on the bond market. We expect rates will rise in fits and starts as the market responds to economic news and further activity by the Fed. In a rising rate environment, the major challenges will be managing volatility and minimizing price depreciation.

Q    HOW WILL THE FUND IMPLEMENT ITS INVESTMENT STRATEGY DURING THE REMAINDER
OF THE YEAR?

A    We expect the equity market will remain challenging in the latter half of the year. While the economy is on track for continued growth, concerns about terrorism, inflation and the growing trade and Federal budget deficits will likely prevent a positive breakthrough in market performance. Even so, the equity market will continue to provide the best opportunities for income and growth. As in the first half of the year, careful stock selection will be the key to managing risk and capitalizing on performance opportunities.

     In light of ongoing volatility, the Fund will maintain a more conservative bond strategy. We will continue to focus on high-quality, shorter-term bonds and take advantage of higher-yielding opportunities whenever possible. This strategy will not only help manage risk but will position the Fund to lock in higher yields on longer-term bonds when rates eventually peak. At the same time, we anticipate maintaining the Fund's higher equity exposure to benefit from stronger performance in that area of the market.

[CHART]

     INVESTMENT MIX as of 06/30/04

     1.  CORPORATE BONDS                         61.85%
     2.  EQUITIES                                18.24%
     3.  PREFERRED STOCK                         10.93%
     4.  U.S. GOVERNMENT SECURITIES               4.73%
     5.  CASH                                     4.25%

                                                     PACIFIC ADVISORS
                                                             BALANCED FUND

INVESTS PRIMARILY IN LARGE AND MEDIUM CAP COMMON STOCKS WITH AT LEAST 25% OF THE ASSETS INVESTED IN FIXED-INCOME SECURITIES.

INTERVIEW WITH PORTFOLIO MANAGER
STEPHEN K. BACHE, CFA

FOR THE SIX MONTHS ENDED JUNE 30, 2004, THE FUND RETURNED - 0.69% FOR CLASS A SHARES, AND - 1.10% FOR CLASS C SHARES(1). DURING THE SAME PERIOD, THE FUND'S BENCHMARKS, THE S&P 500 INDEX(2) AND THE LEHMAN INTERMEDIATE CORPORATE BOND INDEX(3), RETURNED 3.44% AND - 0.04%, RESPECTIVELY.

Q    HOW DID YOU MANAGE THE MIX BETWEEN CORPORATE BONDS AND EQUITIES IN THE
FIRST HALF OF THE YEAR?

A    Continued interest rate uncertainty kept the corporate bond market volatile in the first six months. Even after the Federal Reserve began raising short-term interest rates in the second quarter, the market remained uneasy about the potential pace and extent of the Fed's increases. While the equity market achieved stronger performance in the first half of the year, it remained volatile and unpredictable. Positive momentum from solid economic data and strong earnings growth were largely offset by concerns about terrorism, inflation and rising interest rates.

     During the first half of the year, the Fund maintained greater equity exposure to capitalize on the strength in the equity market and reduce its risk exposure in the bond market. We continued to concentrate equity holdings in larger, more stable companies with reliable earnings and growth. Market conditions gave us opportunities to add to existing positions in such companies as MICROSOFT, PFIZER, CABOT MICROELECTRONICS, and COOPER CAMERON. We also focused on acquiring new positions and adding to existing holdings in sectors receiving the greatest benefit from the economic recovery. This included BRITISH PETROLEUM, ALLETE and SUNCOR in the energy field; communications companies AUTOMATIC DATA PROCESSING AND NOKIA; and raw materials suppliers such as RIO TINTO.

     To manage higher volatility and interest rate risk, we reduced the Fund's bond holdings to approximately 40%. We continued to concentrate holdings in high-quality, shorter duration bonds with less sensitivity to interest rate fluctuations. New bond positions were also centered in economically advantageous sectors such as energy with FLORIDA POWER & LIGHT 6.00% 06/01/08, insurance through OLD REPUBLIC 7.00% 06/15/07, and REYNOLDS METALS 9.20% 04/24/06 in the raw materials sector.

Q    WHY IS RISK MANAGEMENT SUCH AN IMPORTANT PART OF THE FUND'S INVESTMENT
STRATEGY?

A    Balanced funds come in all shapes and sizes. While all balanced funds contain a blend of equities and fixed income securities, their investment strategies vary greatly. Our Fund is designed to serve as a core holding or as an anchor in an investment portfolio. The Fund specifically seeks to provide investors with a relatively stable portfolio that provides diversification and solid performance.

     In order to achieve these goals, we take a more conservative approach than many other balanced funds. We begin by avoiding aggressive trading strategies or speculative investments. On the equity side, we look for solid, typically larger cap, companies with reliable growth and earnings. In our fixed income securities, we stick to investment grade bonds and actively manage our maturity exposure to minimize interest rate risk. We also control risk by actively managing the blend between equities and bonds to capitalize on the strongest performing area of the market and minimize exposure to weaker or more volatile areas of the market. In 2004, this approach meant increasing the Fund's equity position to capitalize on strength in the equity market while reducing the

----------
(1) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be lower or higher than performance data quoted. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge was included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not consider individual taxes which may reduce actual returns when shares are sold. For information on current performance, call (800) 989-6693.
(2) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
(3) The Lehman Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

Fund's bond exposure to minimize the risk and volatility associated with rising interest rates.

     As a result of its more conservative investment strategy, the Fund may perform differently than its peers. For example, the Fund often lags its peers in performance in up-trending markets. While we seek to participate in market growth, we avoid being overly aggressing and assuming unnecessary risk. Conversely, the Fund's focus on risk management may help it outperform its peers in declining markets.

Q    HOW WILL RISING INTEREST RATES IMPACT THE CORPORATE BOND AND EQUITY
MARKETS?

A    In early 2004, the Fed indicated that it intended to begin raising short-term interest rates to control inflation. Beginning in late June, the Fed made two quarter-point increases to bring the fed funds rate up to 1.50%. We may still see one more quarter-point increase before year-end, but the Fed will likely avoid further action until after the Presidential election.

     Based on current economic data, we anticipate the Fed will look to raise rates to approximately 2 1/2% over the next 18 months. The Fed has indicated that it will move cautiously and raise rates at a "measured" pace to avoid short circuiting U.S. economic growth. The pace of the increases will depend on a number of factors including economic growth, the strength of the dollar and the extent of the trade and Federal budget deficits.

     Rising rates will put moderate downward pressure on the equity market. The equity market is most concerned with the impact of rising rates on consumer spending and corporate profitability. While this uncertainty will bring some volatility to the market, we expect the benefits of a strong economy will largely offset the negative effects of higher interest rates.

     Higher rates will put stronger downward pressure on the corporate bond market. We expect the bond market to remain relatively volatile until the full impact and extent of the Fed's actions become more certain. Even with a rise in rates, we expect attractive yields on high-quality bonds will continue to be harder to find. Many corporations have refinanced their debt to take advantage of historically low interest rates. In addition, many firms have accumulated large cash reserves making them less inclined to borrow money to finance expansion.

Q    WHAT OTHER FACTORS WILL IMPACT MARKET PERFORMANCE IN THE REMAINDER OF THE
YEAR?

A    The economy and corporate profitability will remain major factors in market performance. At present, the outlook is good on both fronts. The economy continues to grow at a healthy pace and will likely achieve a growth rate of about 3 1/2% for the year. Earnings should also continue to grow at a healthy rate as most corporations have positioned themselves well by managing debt levels, improving productivity and accumulating cash reserves.

     The market, however, will remain concerned with a number of issues that could hurt long-term economic growth and corporate earnings. The impact of higher interest rates and rising energy costs on consumer spending is at the top of the list. If consumer spending slows, there is concern that capital spending by businesses will not accelerate enough to sustain economic growth. There are also growing concerns over the potential strain on the economy from the expanding trade and Federal budget deficits. Finally, geopolitical instability and the threat of terrorist attacks remain a constant concern.

Q    HOW WILL THE FUND MANAGE THESE MARKET CONDITIONS?

A    Even with good economic and earnings growth, we expect we will continue to see elevated volatility in the equity market as a result of these uncertainties. Nonetheless, we believe the equity market represents the best opportunity for growth in the second half of the year. While overall market performance may remain lackluster, numerous opportunities for strong performance should exist in individual stocks. The Fund will maintain a greater weighting in equities to capitalize on these opportunities. At the same time, we will continue to employ careful stock selection to manage ongoing risk.

     As we mentioned earlier, interest rate uncertainty will continue to produce a more volatile corporate bond market. In addition, in a rising interest rate environment, bond price depreciation will become a growing concern. To minimize price depreciation and interest rate risk, the Fund will continue to focus on shorter duration investment grade bonds. When rates eventually reach a peak, the Fund will be well positioned to take advantage of opportunities to lock in longer-term bonds with higher yields and the potential for capital appreciation.

[CHART]

     INVESTMENT MIX as of 06/30/04

     1.  EQUITIES                                55.87%
     2.  CORPORATE BONDS                         41.18%
     3.  CASH                                     2.32%
     4.  U.S. GOVERNMENT SECURITIES               0.63%

PACIFIC ADVISORS
     GROWTH FUND

INVESTS PRIMARILY IN COMPANIES THAT ARE A PART OF THE S&P 500 COMPOSITE INDEX(1) OR THE NASDAQ 100 INDEX(2).

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

FOR THE SIX MONTHS ENDED JUNE 30, 2004, THE FUND RETURNED 5.46% FOR CLASS A SHARES, AND 4.98% FOR CLASS C SHARES(3). THE FUND'S BENCHMARKS, THE S&P 500 AND THE RUSSELL 1000(4), ROSE 3.44% AND 3.33%, RESPECTIVELY, DURING THE SAME PERIOD.

Q    HOW DID THE FUND ACHIEVE ITS PERFORMANCE IN THE FIRST HALF OF THE YEAR?

A    A consistent investment strategy and diligent risk management yielded positive results for the Fund in the first six months. In 2004, we continued to concentrate the portfolio in larger cap stocks in sectors and industries benefiting from the economic recovery. This included companies supplying basic materials such as GEORGIA PACIFIC, LOUISIANA PACIFIC, and PHELPS DODGE; energy companies such as APACHE and EXXON MOBIL; industrial holdings such as ITT INDUSTRIES; and select technology positions.

     We balanced these investments with core holdings in companies less sensitive to market and economic changes. These core holdings offer more stable, predictable earnings growth which helps manage risk and volatility while enhancing performance opportunities. Core holdings were primarily concentrated in healthcare equipment and supplies through companies such as JOHNSON & JOHNSON, ZIMMER HOLDINGS, and ST. JUDE MEDICAL.

     Portfolio activity was relatively modest in the first half of the year. Sector rotation within the market was limited resulting in few changes to the Fund's portfolio. The Fund strategically built a strong portfolio in late 2003 and early 2004 and benefited from these positions as the economic recovery progressed.

Q    WHY DID THE FUND CHANGE ITS BENCHMARK FROM THE NASDAQ 100 TO THE RUSSELL
1000?

A    Benchmark indices are intended to provide a basis for comparison to help assess a fund's performance. To be an accurate gauge, the benchmark index should reflect the composition of a fund's portfolio as closely as possible. With only 100 stocks, the Nasdaq 100 is a relatively small representation of large cap stocks. In addition, due to the Index's small size and calculation methodology, its performance is largely driven by the top 12 stocks which are concentrated in the technology sector. As a result, the Nasdaq 100 only represents the performance of a narrow segment of the large cap market. In contrast, the Russell 1000 contains a broader representation of large cap stocks and provides a more accurate measure of overall large cap performance. Based on the Fund's investment strategy, the most accurate performance comparison would be a blend of its two benchmarks, the S&P 500 and the Russell 1000 Indices.

Q    HOW DOES THE FUND IDENTIFY AND SELECT INVESTMENTS?

A    The Fund focuses on investing in stocks that offer
"growth-at-a-reasonable-price." To meet the Fund's "growth" criteria, a company must demonstrate accelerating revenue growth, above average earnings, and positive share price momentum. In order to be considered for investment in the Fund, these companies must be reasonably priced based on their current and future earnings projections, the economic environment and valuations within their peer group and the overall market.

----------
(1) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
(2) The Nasdaq 100 Stock Index is an unmanaged, weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses.
(3) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be lower or higher than performance data quoted. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge was included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not consider individual taxes which may reduce actual returns when shares are sold. For information on current performance, call (800) 989-6693.
(4) The Russell 1000 Stock Index is an unmanaged, market capitalization weighted measure of stock market performance. It contains the stocks of the 1,000 largest publicly traded companies within the Russell 3000 Index. The Index does not take capital gains into consideration. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

     We identify these stocks using a top-down approach that combines technical and fundamental analysis. We begin by assessing macroeconomic conditions to identify the sectors and industries that will thrive in the current economic and market environment. Next, we take a more in-depth look at the favorable sectors and industries to determine which are likely to be market leaders. Then we identify and invest in the strongest performing stocks within those sectors and industries. This process involves a significant amount of technical research looking at factors such as earnings projections, PE ratios, moving averages and volatility measures. We also use fundamental research and look at a company's financials, management and overall business strategy to complete our stock selection process.

     The Growth Fund's investment strategy complements the Multi-Cap Value Fund which takes an opposite approach that strictly uses fundamental research to identify undervalued companies. As a result, these two Funds can work well together in an investor's portfolio to provide diversified exposure to different investment strategies and areas of the market.

Q    WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE COMING MONTHS?

A    The good news for the market lies in the economy and corporate earnings.
Economic fundamentals remain strong in the U.S., Asia and Europe. Current data suggest domestic and global economic growth will continue at a reasonably healthy pace throughout the year. Corporate earnings made a dramatic recovery in 2003 by growing over 20% as a result of sound fiscal management, productivity increases and strong consumer spending. While the pace has slowed, corporate earnings growth should also remain strong through year-end.

     In the second half of the year, however, we expect the market will be focused on growing concerns in a number of areas. Of primary concern will be continued geopolitical instability in the Middle East, the growing threat of additional terrorist attacks and uncertainty over the outcome of the Presidential election. In addition, the market is also growing increasingly concerned with modest jobs growth, rising energy costs, higher interest rates and their potential impact on U.S. economic growth.

     These uncertainties will likely keep the market in a trading range at least through year-end. Such conditions will likely produce the same type of reactionary and event-driven market that we saw in the first half of the year. Despite these conditions in the overall market, we expect strong performance from select sectors and individual stocks which should yield positive returns in the major market indices by year-end.

Q    HOW WILL GROWTH STOCKS PERFORM IN THIS MARKET?

A    While market conditions may remain difficult in the near-term, they should create a number of opportunities for the Fund. As corporate earnings slow to a more historical and sustainable growth rate, we expect to find new opportunities to acquire attractive growth stocks at reasonable prices. Moreover, as the economy moves from recovery to expansion, we expect to see section rotation with market leadership moving away from defensive sectors such as consumer staples to more aggressive sectors like technology. We expect there will be some rotation in the Fund's portfolio as we seek to keep the portfolio concentrated in the leading sectors and industries of the market.

     At the same time, we will also continue to keep a portion of the Fund's portfolio in more defensive positions. These core holdings should provide added stability for the Fund and help manage risk in a volatile market environment. As it was in the first half of the year, prudent stock selection will remain the key to managing risk while achieving performance. We believe the Fund's disciplined investment approach is well suited to manage the challenges and capitalize on opportunities in the market for the long-term growth investor.

[CHART]

     INVESTMENT MIX as of 06/30/04

     1.  EQUITIES                 85.52%
     2.  CASH                     14.48%

PACIFIC ADVISORS
        MULTI-CAP VALUE FUND

INVESTS IN A DIVERSIFIED PORTFOLIO OF LARGE TO SMALL CAPITALIZATION COMPANIES USING AN ACTIVELY MANAGED, VALUE-BASED INVESTMENT APPROACH.

INTERVIEW WITH PORTFOLIO MANAGER
SHELLY J. MEYERS

FOR THE SIX MONTHS ENDED JUNE 30, 2004, CLASS A SHARES RETURNED - 0.44% AND CLASS C SHARES RETURNED - 0.79%(1). DURING THE SAME PERIOD, THE FUND'S BENCHMARK, THE S&P 500(2), RETURNED 3.44%.

Q    HOW DID YOU IMPLEMENT THE FUND'S INVESTMENT STRATEGY IN THE FIRST HALF OF
THE YEAR?

A    The first half of the year brought a somewhat volatile and unpredictable market. In these conditions, investors are often tempted to adjust their investment strategy as they chase returns in better performing investments. Maintaining a disciplined investment strategy, however, offers the best opportunity for long-term growth.

     During the first half of the year, the Fund continued to concentrate on maintaining a well rounded portfolio of solid, undervalued companies. We focused primarily on two types of companies. First, we looked for companies that would benefit from a strengthening economy. This included ARROW ELECTRONICS, the largest distributor of electronic parts to businesses; PHELPS DODGE, a large supplier of raw materials; and high-quality technology companies with strong long-term growth prospects such as MICROSOFT and INTEL. These companies performed well in the first six months as they benefited from an improving economy and an increase in capital spending by businesses.

     Given the market's volatility, we complemented these holdings with positions in more defensive companies. We looked for companies that would be more resistant to economic changes such as oil and gas producer WILLIAMS COMPANIES, telecom provider BELLSOUTH, and specialty healthcare companies CLOSURE MEDICAL and ENDO PHARMACEUTICALS. These positions helped the Fund manage risk while providing additional opportunities for growth.

Q    WHAT FACTORS HAD THE GREATEST IMPACT ON PERFORMANCE?

A    The unpredictable nature of the market presented the greatest challenge in the first half of the year. Despite good economic and earnings growth, the market remained reactionary and event-driven as a result of geopolitical and other uncertainties. In this climate, the market often overreacted to real and perceived disappointing news from individual companies. Maintaining discipline and patience was critical to helping the Fund achieve long-term results. The Fund's diversified investment strategy helped manage increased market risk and achieve strong performances from a number of holdings in a variety of industries including ACTIVISION, ENDO PHARMACEUTICALS, and LUCENT TECHNOLOGIES.

     Market volatility affected some stocks more than others. Some of the Fund's positions suffered temporary setbacks causing short-term Fund performance to lag the market. After examining the company's news and re-evaluating the value of the company, we determined that the majority of these positions remained valuable long-term holdings for the Fund. For example, in April the Chairman of METROLOGIC INSTRUMENTS sold a sizeable portion of his holdings in the company. The market assumed this activity indicated trouble within the company causing a decline in the company's stock price. Upon closer examination, however, it was clear that this was a routine transaction unrelated to the company's operations. The Fund used this decline as an opportunity to increase its position in a company with valuable long-term prospects.

----------
(1) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be lower or higher than performance data quoted. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge was included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not consider individual taxes which may reduce actual returns when shares are sold. For information on current performance, call (800) 989-6693.
(2) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Q    HOW DO YOU SELECT INVESTMENTS FOR THE FUND?

A    We identify equity opportunities and select investments for the Fund using a fundamental, bottoms-up approach. Using proprietary research and analytical systems, we look for solid, undervalued companies that meet three primary investment criteria. We look for STRONG FUNDAMENTALS by analyzing a company's financial statements, business plan and management. Second, we look at a company's VALUE to determine if it is selling at a discount based on the underlying value of the business and its assets. Finally, we look for a PRICE CATALYST, an internal or external factor that will ignite and sustain a positive movement in the company's stock price. We continuously monitor each of the Fund's holdings to watch for changes in any of these areas that might prompt us to reduce or sell the Fund's position.

     Under normal market conditions, we seek to maintain a fully invested portfolio diversified across all market capitalizations and a variety of sectors. The Fund typically holds between 35 and 50 positions. At this size, the Fund remains diversified while allowing us to have a thorough understanding of each investment.

Q    WHAT CHALLENGES DOES THE MARKET FACE IN THE COMING MONTHS?

A The greatest challenge to the market is ongoing geopolitical uncertainty. The market remains acutely concerned about instability in the Middle East as well as the potential for additional terrorist attacks in the U.S. and abroad. In particular, the market is concerned that terrorists may attack the U.S. in the coming months in an effort to influence the outcome of the Presidential election. While the threat of further attacks will remain even after the election, market concerns should subside if the election passes without event.

     The rising cost of oil will also continue to weigh on the market. The tension between supply and demand is shaping up to be a long-term problem. Demand, particularly in the U.S. and China, is expected to continue to increase significantly over the next several years. While supply remains adequate, instability in many of the major oil producing countries raises concerns about future shortages.

     Economic growth will also remain a top concern. Current economic data remain solid and forecasts suggest the economy will continue to grow at a healthy pace throughout 2004. Nonetheless, the market remains concerned that rising interest rates, higher oil prices and uncertain job growth will slow consumer spending and stunt economic growth.

Q    HOW WILL THE FUND MANAGE THESE CHALLENGES?

A    In light of these uncertainties and concerns, we expect the market will remain in a holding pattern during the coming months. The market will likely remain reactionary and volatile as it attempts to assess the magnitude of these risks. In the absence of a major positive catalyst, we do not anticipate a major upward breakthrough in market performance before the end of the year.

     These conditions will continue to require patience and discipline. We will continue our careful stock selection and remain focused on managing risk through a well diversified portfolio of sound, undervalued companies. The current portfolio consists of companies that provide the Fund with the opportunity for long-term growth. In addition, we believe this market environment will provide the Fund with opportunities to acquire new positions at attractive discounts.

[CHART]

     INVESTMENT MIX as of 06/30/04

     1.  EQUITIES                      97.71%
     2.  CASH                           2.29%

PACIFIC ADVISORS
        SMALL CAP FUND

INVESTS PRIMARILY IN SMALL COMPANY STOCKS(1) WITH A MARKET CAP BELOW $500M USING A VALUE INVESTMENT APPROACH. THE FUND FOCUSES ON COMPANIES WITH STRONG EARNINGS AND GROWTH POTENTIAL.

INTERVIEW WITH PORTFOLIO MANAGER
GEORGE A. HENNING

FOR THE SIX MONTHS ENDED JUNE 30, 2004, THE FUND RETURNED 18.75% FOR CLASS A SHARES, AND 18.38% FOR CLASS C SHARES(2). THE FUND'S BENCHMARK, THE RUSSELL 2000 STOCK INDEX(3), RETURNED 6.76% FOR THE SAME PERIOD.

LIPPER RANKED PACIFIC ADVISORS SMALL CAP FUND (A) AS THE NUMBER #1 SMALL CAP CORE FUND OUT OF 533 FUNDS BASED ON ITS ONE-YEAR RETURN OF 78.19% AS OF JUNE 30, 2004(2). THE FUND RANKED 84 OUT OF 303 FUNDS BASED ON ITS FIVE-YEAR RETURN; AND 70 OUT OF 87 FUNDS BASED ON ITS TEN-YEAR RETURN.

Q    THE FUND LED ITS CATEGORY IN PERFORMANCE OVER THE LAST YEAR. WHAT ARE THE
KEYS TO THE FUND'S SUCCESS?

A    The Fund's superior performance is the result of disciplined stock selection and risk management. When we select investments, we begin by looking for solid companies with strong potential for improved performance over the next several years. These companies are typically leaders in their industry or shadow stocks to larger companies within their industry. For example, one of the Fund's long-term holdings, INTERVOICE, is a leader in voice recognition technology. In 2003, Intervoice entered into a partnership with Microsoft to provide voice recognition technology for its software products. This added business opportunity should further enhance Intervoice's growth prospects. The Fund also benefited from shadow stocks such as DENBURY RESOURCES and HARVEST NATURAL RESOURCES. In 2004, these companies profited from rising energy prices and mirrored the success of larger oil and gas companies.

     We also look for industry sectors and companies that will benefit from the prevailing economic environment. In 2003 and 2004, this meant increasing our exposure to transportation, energy, manufacturing and consumer goods and services companies that would benefit from an economic rebound. As a part of this focus, the Fund acquired SCS TRANSPORTATION and US XPRESS ENTERPRISES in transportation, energy companies MITCHAM INDUSTRIES and MISSION RESOURCES, TITAN INTERNATIONAL and COMMERCIAL METALS in manufacturing, and consumer goods and services provider DAVE & BUSTERS. As the economy strengthened, these holdings boosted the Fund's performance.

     Risk management plays a key role in our stock selection process and the Fund's success. While looking for companies with economic advantages, we seek to minimize risk by avoiding areas of speculative growth. When it's in the Fund's interest to be in more volatile sectors, we invest in more stable, mainstream companies. For example, in the current rebounding economy, we believed the technology sector would yield valuable growth opportunities. We wanted the Fund to benefit from growth in the technology sector without taking on the high volatility and risk associated with many technology companies. The Fund held positions in BELL MICROPRODUCTS, which provides data storage, semi conductor and computer products, and CAMTEK LIMITED, which produces optical inspection systems for circuit boards. The demand for their products and services should continue to increase with growth in the technology industry.

     We also manage risk by investing a portion of our diversified portfolio in more defensive companies. In 2004, we increased the number of portfolio holdings by approximately 25% to help

----------
(1) Small cap companies typically have fewer financial resources and may carry higher investment risks and experience greater stock price volatility than larger cap stocks.
(2) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be lower or higher than performance data quoted. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge was included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not consider individual taxes which may reduce actual returns when shares are sold. For information on current performance, call (800) 989-6693.
(3) The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

minimize the Fund's downside risk. In addition, throughout 2003 and 2004, we kept a portion of the portfolio relatively defensive by investing in companies more resistant to economic changes. These investments represent core holdings for the Fund and provide the opportunity for good growth in any type of economy. These core holdings include healthcare, financial services, manufacturing and energy companies such as AMERICA SERVICE GROUP, FIRST CASH FINANCIAL SERVICES, EASTWEST BANK, KEYSTONE AUTOMOTIVE, and REMINGTON OIL. All of these elements combined helped the Fund achieve strong, broad-based performance from its holdings over the last year.

Q    HOW DO YOU SELECT STOCKS FOR THE PORTFOLIO?

A    We seek to balance the Fund's portfolio between companies with economic advantages and companies which will perform well in any environment. When we look for investments, we look to invest in the underlying companies rather than the stocks. We engage in extensive analysis to gain a thorough understanding of each company we consider for investment. We research all aspects of a company going beyond its financial statements to examine its business plan and management's ability to execute the plan and achieve growth.

     This process typically requires hands-on research which often includes talking with management or visiting the company. In addition to evaluating a company's fundamentals, we use technical indicators to aid in the screening and decision making process. We may review and monitor a company for as long as 12 to 18 months before we make an investment.

     A crucial, but often overlooked, component of stock selection is knowing WHEN to sell a holding. Maintaining a solid sell discipline is critical for the Fund to benefit from current holdings and take advantage of new investment opportunities. We closely monitor each investment to determine when to sell part or all of a position. If an opportunity to sell arises and we believe the company still has long-term growth potential, we may simply take profits and trim the Fund's position. With the Fund's strong performance in 2004, we employed this strategy with a number of positions to help maintain a diversified portfolio and raise funds for new investment opportunities. We scaled back the Fund's holdings in companies such as FIRST CASH FINANCIAL SERVICES, EAST WEST BANK, INTERVOICE, and ELKCORP. In the future, we may increase the Fund's positions in these companies if we can purchase them at an attractive price as we recently did with First Cash Financial Services and ElkCorp.

Q    WHAT WILL BE THE KEY FACTORS AFFECTING MARKET PERFORMANCE IN THE REMAINDER
OF THE YEAR?

A    The state of the economy always plays a key role in market performance.
Low inflation coupled with modest job and spending growth paint a positive economic forecast for the remainder of the year. While the economy should continue to grow at a healthy pace, we expect other uncertainties will temper the effects of positive economic growth.

     Geopolitical concerns remain one of the biggest obstacles to a positive breakthrough in market performance. Continued instability in the Middle East as well as in certain parts of Africa and Latin America remains a primary concern. These concerns and the continued threat of terrorism will likely keep the market event-driven in the final half of the year.

     Rising energy prices will also continue to have a significant impact on the market. Long-term forecasts indicate demand, particularly in the U.S. and China, will continue to grow. At present, supply remains sufficient but instability in a number of major oil producing countries has given the market cause for concern. In addition, while higher energy prices are manageable at current levels, there is a growing concern that a further rise will begin to slow economic growth in the U.S. and around the world. Rising interest rates, the growing U.S. budget and trade deficits, along with uncertainty surrounding the outcome of the Presidential election, will likely increase market volatility in the coming months.

Q    WHAT OPPORTUNITIES EXIST FOR THE FUND IN THE CURRENT MARKET ENVIRONMENT?

A    Given these concerns and the absence of a major positive catalyst, we expect the market will remain event-driven in the remainder of the year. As a result, we expect to remain in a "stock picker's" market where performance will be driven more by individual stocks than sectors. Stock selection will remain crucial to achieving good performance and managing risk.

     Despite their strong market performance in the last year, we believe small and mid cap stocks still have good growth potential. Most of these companies have managed debt and cash effectively to allow for sustained growth. In addition, their smaller size and leadership in niche industries gives them greater flexibility and market advantages in this economy.

     We believe the Fund is well positioned to build on the performance it achieved in the first half of the year. Even with solid growth in the last year, the stocks in the Fund's portfolio still possess good growth potential. We do not anticipate significant turnover in the Fund in the final half of the year, but we will continue to take profits and use market volatility to add to existing positions. We believe current market conditions will continue to provide opportunities to acquire companies with long-term growth potential at attractive prices. Given the expectation of heightened volatility, we will also continue to manage risk by maintaining a portion of the portfolio in more defensive positions.

[CHART]

     INVESTMENT MIX as of 06/30/04

     1.  EQUITIES                    100.00%

                                                      PACIFIC ADVISORS FUND INC.
                                                          FINANCIAL STATEMENTS

                   PACIFIC ADVISORS GOVERNMENT SECURITIES FUND
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  June 30, 2004

                                                                                           PRINCIPAL
                                                                                              AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT SECURITIES - 82.31%
US Treasury Bills
        US Treasury Bill 07/01/04                                                     $    5,700,000   $    5,700,000
        US Treasury Bill 12/23/04                                                            300,000          297,578
---------------------------------------------------------------------------------------------------------------------
                                                                                                            5,997,578
---------------------------------------------------------------------------------------------------------------------
US Government Agencies
        Federal Home Loan Bank 5.09% 10/22/12                                                180,000          178,539
        Federal Home Loan Bank 5.125% 09/02/10                                               195,000          195,546
        Federal Home Loan Bank 5.35% 12/24/12                                              1,475,000        1,474,254
        Federal Home Loan Mortgage Association 5.00% 01/17/12                                750,000          745,330
        Federal Home Loan Mortgage Association 5.00% 07/30/09                                155,000          155,352
        Federal National Mortgage Association 4.50% 08/20/10                                 500,000          498,477
        Federal National Mortgage Association 5.125% 02/27/13                                 90,000           89,160
---------------------------------------------------------------------------------------------------------------------
                                                                                                            3,336,658
---------------------------------------------------------------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
        (Cost: $9,342,769)                                                                                  9,334,236
                                                                                                       ==============

                                                                                           NUMBER OF
                                                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 2.02%
Energy
        PPL Corporation                                                                        5,000          229,500
---------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
        (Cost: $210,549)                                                                                      229,500
                                                                                                       ==============
PREFERRED STOCK - 15.57%
Banks - Regional
        Abbey National PLC Preferred B 7.375%                                                  4,000          104,600
        Bank One Capital I 8.00% 09/15/29                                                      5,000          127,300
        Chase Capital V 7.03%                                                                 10,000          250,100
        Citigroup Capital VI                                                                   5,000          123,600
        Citigroup Capital VII 7.125% 07/31/31                                                  5,000          127,100
        First Bancorp Puerto Rico Preferred C 7.40%                                           20,000          515,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,247,700
---------------------------------------------------------------------------------------------------------------------
Insurance - Life
        Phoenix Companies, Inc. 7.45% 01/15/32                                                 1,500           37,125
---------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                           NUMBER OF
                                                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK CONTINUED
Real Estate Investment Trusts
        Price Legacy Corporation Preferred A 8.75%                                            29,622   $      481,358
---------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
        (Cost: $1,797,277)                                                                                  1,766,183
                                                                                                       ==============
TOTAL INVESTMENT SECURITIES - 99.90%
        (Cost: $11,350,595)                                                                            $   11,329,919
                                                                                                       ==============
SHORT-TERM INVESTMENTS - 0.28%
        United Missouri Bank Money Market Fiduciary Account                                                    31,411

OTHER ASSETS LESS LIABILITIES - (0.18%)                                                                       (20,990)
                                                                                                       ==============

TOTAL NET ASSETS - 100%                                                                                $   11,340,340
=====================================================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                   PACIFIC ADVISORS INCOME AND EQUITY FUND
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  June 30, 2004

                                                                                           PRINCIPAL
                                                                                              AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 61.43%
Banks - Regional
        Bank of America Corporation 6.00% 03/15/06                                    $       20,000   $       20,947
        Bank One Corporation 7.25% 08/15/04                                                   30,000           30,186
---------------------------------------------------------------------------------------------------------------------
                                                                                                               51,133
---------------------------------------------------------------------------------------------------------------------
Beverages
        Anheuser Busch 7.125% 07/01/17                                                       165,000          182,117
        Anheuser Busch 7.25% 09/15/15                                                        188,000          200,957
---------------------------------------------------------------------------------------------------------------------
                                                                                                              383,074
---------------------------------------------------------------------------------------------------------------------
Cosmetic/Personal Care
        Scott Paper Company 10.00% 03/15/05                                                   60,000           62,967
---------------------------------------------------------------------------------------------------------------------
Electrical
        Northwestern Corporation 7.10% 08/01/05                                              125,000          125,000
---------------------------------------------------------------------------------------------------------------------
Entertainment
        Time Warner, Inc. 8.11% 08/15/06                                                     100,000          109,047
---------------------------------------------------------------------------------------------------------------------
Financial Services
        Boeing Capital Corporation 7.375% 09/27/10                                           100,000          113,074
        General Motors Acceptance Corporation 8.75% 07/15/05                                  95,000          100,166
---------------------------------------------------------------------------------------------------------------------
                                                                                                              213,240
---------------------------------------------------------------------------------------------------------------------
Financial Services - Diversified
        General Electric Capital Floating Rate Note 01/01/49                                  75,000           74,761
        General Electric Capital 8.50% 07/24/08                                               46,000           53,323
        General Electric Capital 8.65% 05/15/09                                               40,000           46,784
        General Electric Capital 8.875% 05/15/09                                              50,000           59,322
---------------------------------------------------------------------------------------------------------------------
                                                                                                              234,190
---------------------------------------------------------------------------------------------------------------------
Food Retailers
        Safeway, Inc. 9.875% 03/15/07                                                        311,000          356,125
---------------------------------------------------------------------------------------------------------------------
Gas
        Piedmont National Gas Company 7.80% 09/29/10                                         250,000          293,088
---------------------------------------------------------------------------------------------------------------------
Heavy Machinery
        Deere & Company 8.95% 06/15/19                                                       183,000          215,911
---------------------------------------------------------------------------------------------------------------------
Industrial
        Caterpillar, Inc. 9.375% 08/15/11                                                     94,000          120,660
---------------------------------------------------------------------------------------------------------------------
Insurance - Full Line
        American General Financial 5.875% 12/15/05                                           100,000          104,552
        American General Financial 8.125% 08/15/09                                            91,000          105,006
        Transamerica Corporation 9.375% 03/01/08                                              85,000           98,665
---------------------------------------------------------------------------------------------------------------------
                                                                                                              308,223
---------------------------------------------------------------------------------------------------------------------
Media
        Liberty Media Corporation 7.75% 07/15/09                                             519,000          579,550
---------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                           PRINCIPAL
                                                                                              AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS CONTINUED
Medical
        Johnson & Johnson 8.72% 11/01/24                                              $      140,000   $      148,687
---------------------------------------------------------------------------------------------------------------------
Oil - Integrated Majors
        Enron Oil and Gas 6.50% 09/15/04                                                     225,000          227,077
        Texaco Capital 8.625% 06/30/10                                                       170,000          208,329
---------------------------------------------------------------------------------------------------------------------
                                                                                                              435,406
---------------------------------------------------------------------------------------------------------------------
Retailers - Broadline
        Wal-Mart Stores 8.00% 09/15/06                                                        50,000           54,970
---------------------------------------------------------------------------------------------------------------------
Semiconductor & Related
        Gerber Products 9.00% 10/15/06                                                       120,000          133,303
---------------------------------------------------------------------------------------------------------------------
Telephone Systems
        Bellsouth Capital Funding Corporation 6.04% 11/15/26                                  85,000           90,737
        Bellsouth Telecommunications 6.30% 12/15/15                                          251,125          269,675
        GTE Hawaiian Telecom 6.75% 02/15/05                                                  100,000          101,650
        SBC Communications 6.59% 09/29/08                                                     35,000           37,566
        SBC Communications 7.35% 05/24/10                                                    275,000          311,618
        SBC Communications 7.39% 05/24/10                                                    155,000          173,843
        Wisconsin Bell 6.35% 12/01/26                                                         50,000           53,577
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,038,666
---------------------------------------------------------------------------------------------------------------------
Transportation
        Norfolk Southern Corporation 7.40% 09/15/06                                          135,000          146,521
---------------------------------------------------------------------------------------------------------------------
Utilities - Electric
        Commonwealth Edison 8.00% 05/15/08                                                   305,000          346,340
        Pennsylvania Power & Light 6.55% 03/01/06                                             75,000           79,099
        Potomac Electric Power 6.25% 10/15/07                                                165,000          176,833
        Potomac Electric Power 6.50% 09/15/05                                                115,000          119,646
        Public Service Electric & Gas 6.75% 03/01/06                                         375,000          397,316
        Public Service Oklahoma 6.50% 06/01/05                                                95,000           98,264
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,217,498
---------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
        (Cost: $6,226,423)                                                                                  6,227,259
                                                                                                       ==============

                                                                                           NUMBER OF
                                                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 18.12%
Aluminum
        Alcoa, Inc.                                                                            1,000           33,030
---------------------------------------------------------------------------------------------------------------------
Automobile Parts
        Genuine Parts Company                                                                  2,000           79,360
---------------------------------------------------------------------------------------------------------------------
Banks - Money Center
        Bank of America                                                                        1,000           84,620
---------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                           NUMBER OF
                                                                                              SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Banks - Regional
        Wilmington Trust Company                                                               1,000   $       37,220
---------------------------------------------------------------------------------------------------------------------
Chemicals - Specialty
        International Flavors and Fragrances                                                   2,000           74,800
---------------------------------------------------------------------------------------------------------------------
Diversified Companies
        General Electric                                                                       2,000           64,800
---------------------------------------------------------------------------------------------------------------------
Electric
        Dominion Resources                                                                     1,000           63,080
---------------------------------------------------------------------------------------------------------------------
Financial Services - Specialty
        Federal Home Loan Mortgage Association                                                 2,000          126,600
---------------------------------------------------------------------------------------------------------------------
Gas
        British Petroleum                                                                      1,000           53,570
---------------------------------------------------------------------------------------------------------------------
Healthcare Provider
        HCA, Inc.                                                                              1,000           41,590
---------------------------------------------------------------------------------------------------------------------
Industrial Diversified
        Tyco International Ltd.                                                                2,000           66,280
---------------------------------------------------------------------------------------------------------------------
Insurance - Property
        American International Group, Inc.                                                     1,000           71,280
        Chubb Corporation                                                                        500           34,090
---------------------------------------------------------------------------------------------------------------------
                                                                                                              105,370
---------------------------------------------------------------------------------------------------------------------
Medical & Biotechnology
        Johnson & Johnson                                                                      3,000          167,100
---------------------------------------------------------------------------------------------------------------------
Mining - Diversified
        Anglogold Ltd.*                                                                        1,000           32,160
        Freeport Mcmoran*                                                                      1,000           33,150
---------------------------------------------------------------------------------------------------------------------
                                                                                                               65,310
---------------------------------------------------------------------------------------------------------------------
Non-Ferrous Metals
        Phelps Dodge Corporation*                                                              1,000           77,510
---------------------------------------------------------------------------------------------------------------------
Paper Products
        International Paper                                                                    1,000           44,700
---------------------------------------------------------------------------------------------------------------------
Pharmaceuticals
        Pfizer, Inc.                                                                           2,500           85,700
---------------------------------------------------------------------------------------------------------------------
Pipelines
        El Paso Energy Corporation                                                             1,000            7,880
---------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts
        Hospitality Properties                                                                11,500          486,450
---------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                           NUMBER OF
                                                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Utilities
        American Electric Power Company, Inc.                                                  1,000   $       32,000
        Public Service Enterprise Group, Inc.                                                  1,000           40,030
---------------------------------------------------------------------------------------------------------------------
                                                                                                               72,030
---------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
        (Cost: $1,816,824)                                                                                  1,837,000
                                                                                                       ==============
PREFERRED STOCK - 10.86%
Banks - Regional
        Bank One Capital I 8.00% 09/15/29                                                      2,000           50,920
        Chase Capital V 7.03%                                                                  2,000           50,020
        Citigroup Capital VI                                                                   2,000           49,440
        Citigroup Capital IX 6.00%                                                             2,000           45,120
        Citigroup Capital VII 7.125% 07/31/31                                                  2,000           50,840
        First Bancorp Puerto Rico Preferred C 7.40%                                           10,000          257,500
---------------------------------------------------------------------------------------------------------------------
                                                                                                              503,840
---------------------------------------------------------------------------------------------------------------------
Insurance - Full Line
        ING Capital Funding Trust II                                                           2,500           65,900
---------------------------------------------------------------------------------------------------------------------
Insurance - Life
        American General Preferred C 7.875%                                                    1,000           25,130
        Phoenix Companies, Inc. 7.45% 01/15/32                                                 3,500           86,625
        Westpac Capital Trust I 8.00%                                                          3,000           75,420
---------------------------------------------------------------------------------------------------------------------
                                                                                                              187,175
---------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts
        Price Legacy Corporation Preferred A 8.75%                                            21,158          343,818
---------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
        (Cost: $1,100,910)                                                                                  1,100,733
                                                                                                       ==============

                                                                                           PRINCIPAL
                                                                                              AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT SECURITIES - 4.70%
US Government Agencies
        Federal Farm Credit Bank 5.05% 02/14/13                                       $      230,000          227,570
        Federal Home Loan Mortgage Association 3.25% 05/17/07                                250,000          248,622
---------------------------------------------------------------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
        (Cost: $481,312)                                                                                      476,192
                                                                                                       ==============
TOTAL INVESTMENT SECURITIES - 95.11%
        (Cost: $9,625,469)                                                                             $    9,641,184
                                                                                                       ==============
SHORT-TERM INVESTMENTS - 4.22%
        United Missouri Bank Money Market Fiduciary Account                                                   427,924

OTHER ASSETS LESS LIABILITIES - 0.67%                                                                          68,509
                                                                                                       ==============

TOTAL NET ASSETS - 100%                                                                                $   10,137,617
=====================================================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  June 30, 2004

                                                                                          NUMBER OF
                                                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 52.98%
Advertising
        Interpublic Group*                                                                    30,000   $      411,900
---------------------------------------------------------------------------------------------------------------------
Aerospace & Defense
        Boeing Company                                                                         7,500          383,175
---------------------------------------------------------------------------------------------------------------------
Banks
        Banco Latinamericano De Exportaciones                                                 35,000          548,800
        Washington Mutual                                                                      7,500          289,800
---------------------------------------------------------------------------------------------------------------------
                                                                                                              838,600
---------------------------------------------------------------------------------------------------------------------
Biotechnology
        Cambrex Corporation                                                                   16,000          403,680
        Mylan Labs                                                                            12,000          243,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                              646,680
---------------------------------------------------------------------------------------------------------------------
Chemicals - Specialty
        Cabot Micro Electronics, Inc.*                                                        13,000          397,930
---------------------------------------------------------------------------------------------------------------------
Communications
        Automatic Data Processing                                                              6,000          251,280
        Nokia Corporation ADR                                                                 20,000          290,800
---------------------------------------------------------------------------------------------------------------------
                                                                                                              542,080
---------------------------------------------------------------------------------------------------------------------
Diversified Companies
        General Electric                                                                      15,000          486,000
        SPX Corporation                                                                        8,000          371,520
---------------------------------------------------------------------------------------------------------------------
                                                                                                              857,520
---------------------------------------------------------------------------------------------------------------------
Electric
        Allete, Inc.                                                                          10,000          333,000
        Duke Energy Corporation                                                               17,500          355,075
        First Energy Corporation                                                               9,000          336,690
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,024,765
---------------------------------------------------------------------------------------------------------------------
Energy
        Suncor Energy, Inc.                                                                   12,000          307,320
---------------------------------------------------------------------------------------------------------------------
Entertainment
        AT&T - Liberty Media Group Class A*                                                   30,000          269,700
        Disney*                                                                               10,000          254,900
        Liberty Media International, Inc.                                                      6,000          222,600
        Viacom, Inc.                                                                           7,500          267,900
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,015,100
---------------------------------------------------------------------------------------------------------------------
Financial Services
        H&R Block                                                                              8,000          381,440
---------------------------------------------------------------------------------------------------------------------
Financial Services - Specialty
        Federal Home Loan Mortgage Association                                                 6,000          379,800
---------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                           NUMBER OF
                                                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Food
        Cadbury Schweppes                                                                      9,000   $      315,720
---------------------------------------------------------------------------------------------------------------------
Forest Products
        Rayonier, Inc.                                                                        10,683          474,859
---------------------------------------------------------------------------------------------------------------------
Gas
        Prima Energy                                                                           8,000          316,560
---------------------------------------------------------------------------------------------------------------------
Gas - Integrated
        British Petroleum                                                                      7,500          401,775
---------------------------------------------------------------------------------------------------------------------
Industrial
        Cubic Corporation                                                                     12,000          251,160
---------------------------------------------------------------------------------------------------------------------
Industrial - Diversified
        Tyco International Ltd.                                                               15,000          497,100
---------------------------------------------------------------------------------------------------------------------
Industrial & Commercial Services
        GATX Corporation                                                                      15,000          408,000
        Reliance Steel                                                                         8,000          322,560
---------------------------------------------------------------------------------------------------------------------
                                                                                                              730,560
---------------------------------------------------------------------------------------------------------------------
Insurance - Full Line
        Berkshire Hathaway, Inc. - Class A*                                                        4          355,800
        Marsh & McLennan                                                                       6,000          272,280
---------------------------------------------------------------------------------------------------------------------
                                                                                                              628,080
---------------------------------------------------------------------------------------------------------------------
Insurance - Life
        MetLife, Inc.*                                                                         7,500          268,875
---------------------------------------------------------------------------------------------------------------------
Insurance - Property
        Chubb Corporation                                                                      4,000          272,720
---------------------------------------------------------------------------------------------------------------------
Oilfield Equipment Services
        Cooper Cameron*                                                                        6,000          292,200
---------------------------------------------------------------------------------------------------------------------
Media
        Time Warner*                                                                          18,000          316,440
---------------------------------------------------------------------------------------------------------------------
Medical & Biotechnology
        Bristol Myers Squibb Company                                                          15,000          367,500
        Inverness Medical Innovations, Inc.*                                                  15,000          328,500
        Johnson & Johnson                                                                      5,000          278,500
        Wyeth                                                                                  6,000          216,960
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,191,460
---------------------------------------------------------------------------------------------------------------------
Medical Equipment
        Perkin Elmer                                                                          12,000          240,480
---------------------------------------------------------------------------------------------------------------------
Mining - Diversified
        Rio Tinto PLC                                                                          4,000          392,200
---------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                           NUMBER OF
                                                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Pharmaceuticals
        Pfizer, Inc.                                                                          12,000   $      411,360
        Pharmaceutical Resources, Inc.*                                                        6,000          211,260
---------------------------------------------------------------------------------------------------------------------
                                                                                                              622,620
---------------------------------------------------------------------------------------------------------------------
Pipelines
        Williams Companies, Inc.                                                              30,000          357,000
---------------------------------------------------------------------------------------------------------------------
Publishing
        Moodys Corporation                                                                     5,000          323,300
        R H Donnelley Corporation*                                                             5,000          218,700
---------------------------------------------------------------------------------------------------------------------
                                                                                                              542,000
---------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts
        Catellus Development Corporation                                                      13,946          343,769
---------------------------------------------------------------------------------------------------------------------
Retailers - Specialty
        Hot Topic, Inc.                                                                       10,000          204,900
        Michaels Stores, Inc.                                                                  5,000          275,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                              479,900
---------------------------------------------------------------------------------------------------------------------
Software & Computer Processing Equipment
        Microsoft*                                                                            15,000          428,400
        Reynolds & Reynolds                                                                   10,000          231,300
---------------------------------------------------------------------------------------------------------------------
                                                                                                              659,700
---------------------------------------------------------------------------------------------------------------------
Technology
        Lucent Technologies*                                                                  35,000          132,300
---------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
        (Cost: $12,955,565)                                                                                16,913,788
                                                                                                       ==============

                                                                                           PRINCIPAL
                                                                                              AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 40.96%
Aluminum
        Reynolds Metals 9.20% 04/24/06                                                $      200,000          220,310
---------------------------------------------------------------------------------------------------------------------
Banks - Regional
        Bank of America Corporation 6.00% 03/15/06                                           100,000          104,733
        Bank One Corporation 7.25% 08/15/04                                                   78,000           78,485
---------------------------------------------------------------------------------------------------------------------
                                                                                                              183,218
---------------------------------------------------------------------------------------------------------------------
Beverages
        Anheuser Busch 7.25% 09/15/15                                                        620,000          662,730
---------------------------------------------------------------------------------------------------------------------
Computers & Related Equipment
        Sun Microsystems 7.35% 08/15/04                                                      139,000          139,719
---------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                           PRINCIPAL
                                                                                              AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS CONTINUED
Financial Services
        Beneficial Corporation 8.40% 05/15/08                                         $      155,000   $      176,597
        Boeing Capital Corporation 7.375% 09/27/10                                           300,000          339,221
        General Electric Capital Floating Rate Note 09/01/48                                 275,000          274,029
        General Electric Capital 8.125% 05/15/12                                             269,000          316,404
        General Electric Capital 8.30% 09/20/09                                              270,000          316,309
        General Motors Acceptance Corporation 8.75% 07/15/05                                 520,000          540,720
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,963,280
---------------------------------------------------------------------------------------------------------------------
Food Retailers
        Safeway, Inc. 6.85% 09/15/04                                                          80,000           80,669
        Safeway, Inc. 9.30% 02/01/07                                                         499,000          561,255
        Safeway, Inc. 9.875% 03/15/07                                                        580,000          664,156
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,306,080
---------------------------------------------------------------------------------------------------------------------
Heavy Machinery
        Deere & Company 8.95% 06/15/19                                                       173,000          204,113
---------------------------------------------------------------------------------------------------------------------
Industrial
        Tyco International Group 5.875% 11/01/04                                             458,000          463,338
        Tyco International Group 6.375% 06/15/05                                             369,000          380,418
---------------------------------------------------------------------------------------------------------------------
                                                                                                              843,756
---------------------------------------------------------------------------------------------------------------------
Insurance - Full Line
        Cigna Corporation 7.40% 05/15/07                                                     400,000          436,685
        Old Republic International 7.00% 06/15/07                                            325,000          355,245
        Transamerica Corporation 9.375% 03/01/08                                             300,000          348,230
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,140,160
---------------------------------------------------------------------------------------------------------------------
Media
        Seagrams & Sons 7.00% 04/15/08                                                       310,000          325,064
---------------------------------------------------------------------------------------------------------------------
Medical Equipment
        Mallinckrodt 6.50% 11/15/07                                                          380,000          409,024
---------------------------------------------------------------------------------------------------------------------
Oil - Integrated Majors
        Atlantic Richfield 9.125% 03/01/11                                                   300,000          373,828
        Enron Oil & Gas 6.50% 09/15/04                                                       675,000          681,232
        Enron Oil & Gas 6.70% 11/15/06                                                       107,000          115,624
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,170,684
---------------------------------------------------------------------------------------------------------------------
Recreational
        International Game Technology 8.375% 05/15/09                                        315,000          370,578
---------------------------------------------------------------------------------------------------------------------
Semiconductor & Related Products
        Gerber Products 9.00% 10/15/06                                                       409,000          454,342
---------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                           PRINCIPAL
                                                                                              AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS CONTINUED
Telephone Systems
        AT&T Corporation 8.35% 01/15/25                                               $      420,000   $      425,113
        Bellsouth Telecommunications 6.30% 12/15/15                                          538,125          577,875
        GTE Corporation 8.75% 11/01/21                                                       389,000          470,670
        GTE South, Inc. 6.125% 06/15/07                                                      100,000          106,657
        New England Telephone & Telecommunications 6.875% 10/01/23                           135,000          136,016
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,716,331
---------------------------------------------------------------------------------------------------------------------
Utilities - Electric
        Florida Power & Light 6.00% 06/01/08                                                 175,000          187,008
        Niagara Mohawk Power 9.75% 11/01/05                                                  520,000          566,050
        Northwestern Corporation 7.00% 08/15/23                                              250,000          231,250
        Northwestern Corporation 7.10% 08/01/05                                              325,000          325,000
        Potomac Electric Power 6.25% 10/15/07                                                200,000          214,343
        Public Service Electric & Gas 6.75% 03/01/06                                         250,000          264,878
        Reliant Energy Mid Atlantic 9.237% 07/02/17                                           49,281           52,934
        Toledo Edison Company 7.875% 08/01/04                                                124,000          124,504
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,965,967
---------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
        (Cost: $13,065,270)                                                                                13,075,356
                                                                                                       ==============
US GOVERNMENT SECURITIES - 0.63%
US Government Agencies
        Federal Home Loan Bank 6.75% 08/10/16                                                100,000          100,505
        Federal Home Loan Mortgage Association 6.25% 08/15/16                                100,000          100,486
---------------------------------------------------------------------------------------------------------------------
                                                                                                              200,991
---------------------------------------------------------------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
        (Cost: $200,950)                                                                                      200,991
                                                                                                       ==============

                                                                                           NUMBER OF
                                                                                              SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 2.58%
Real Estate Investment Trusts
        Price Legacy Corporation Preferred A 8.75%                                            50,780          825,175
---------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
        (Cost: $761,202)                                                                                      825,175
                                                                                                       ==============
TOTAL INVESTMENT SECURITIES - 97.15%
        (Cost: $26,982,987)                                                                            $   31,015,310
                                                                                                       ==============
SHORT-TERM INVESTMENTS - 2.31%
        United Missouri Bank Money Market Fiduciary Account                                                   737,709

OTHER ASSETS LESS LIABILITIES - 0.54%                                                                         173,017
                                                                                                       ==============

TOTAL NET ASSETS - 100%                                                                                $   31,926,036
=====================================================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  June 30, 2004

                                                                                           NUMBER OF
                                                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 87.64%
Banks - Regional
        Sovereign Bancorp, Inc.*                                                               1,000   $       22,100
---------------------------------------------------------------------------------------------------------------------
Biotechnology
        Cambrex Corporation                                                                      500           12,615
---------------------------------------------------------------------------------------------------------------------
Chemicals - Specialty
        Hercules, Inc.*                                                                        1,000           12,190
---------------------------------------------------------------------------------------------------------------------
Commercial Services
        Tetra Tech, Inc.*                                                                      1,250           20,400
---------------------------------------------------------------------------------------------------------------------
Communications
        HSBC Holding PLC                                                                         160           11,986
---------------------------------------------------------------------------------------------------------------------
Computers & Related Equipment
        International Business Machines                                                          200           17,630
        Intervoice, Inc.                                                                       2,000           22,940
---------------------------------------------------------------------------------------------------------------------
                                                                                                               40,570
---------------------------------------------------------------------------------------------------------------------
Containers/Packaging
        Pactiv Corporation*                                                                      500           12,470
---------------------------------------------------------------------------------------------------------------------
Diversified Companies
        General Electric                                                                       1,000           32,400
        ITT Industries                                                                           300           24,900
---------------------------------------------------------------------------------------------------------------------
                                                                                                               57,300
---------------------------------------------------------------------------------------------------------------------
Electrical
        Qualcomm, Inc.                                                                           500           36,490
---------------------------------------------------------------------------------------------------------------------
Forest Products
        Louisiana Pacific Corporation                                                          2,000           47,300
---------------------------------------------------------------------------------------------------------------------
Health Care Provider
        America Service Group*                                                                 1,501           52,160
---------------------------------------------------------------------------------------------------------------------
Home Furnishings
        Furniture Brands International, Inc.                                                     500           12,525
---------------------------------------------------------------------------------------------------------------------
Industrial - Diversified
        Tyco International, Ltd.                                                               1,000           33,140
---------------------------------------------------------------------------------------------------------------------
Insurance - Specialty
        Caremark Rx, Inc.                                                                      1,935           63,739
---------------------------------------------------------------------------------------------------------------------
Medical & Biotechnology
        Johnson & Johnson                                                                        800           44,560
        McKesson Corporation HBOC, Inc.                                                          500           17,165
        Quest Diagnostics, Inc.                                                                  300           25,485
---------------------------------------------------------------------------------------------------------------------
                                                                                                               87,210
---------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                           NUMBER OF
                                                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Medical Equipment, Devices & Supplies
        Becton, Dickinson and Company                                                            500   $       25,900
        St. Jude Medical, Inc.*                                                                1,000           75,650
        Zimmer Holdings, Inc.*                                                                   500           44,100
---------------------------------------------------------------------------------------------------------------------
                                                                                                              145,650
---------------------------------------------------------------------------------------------------------------------
Media
        Cox Communications*                                                                    1,000           27,790
---------------------------------------------------------------------------------------------------------------------
Mining - Diversified
        Anglogold, Ltd.                                                                        1,000           32,160
        Freeport Mcmoran*                                                                        500           16,575
---------------------------------------------------------------------------------------------------------------------
                                                                                                               48,735
---------------------------------------------------------------------------------------------------------------------
Non-Ferrous Metals
        Phelps Dodge Corporation*                                                                500           38,755
---------------------------------------------------------------------------------------------------------------------
Oil - Integrated Majors
        Apache Corporation                                                                     1,000           43,550
        Exxon Mobil Corporation                                                                  400           17,764
---------------------------------------------------------------------------------------------------------------------
                                                                                                               61,314
---------------------------------------------------------------------------------------------------------------------
Paper Products
        Georgia Pacific Corporation                                                            1,000           36,980
---------------------------------------------------------------------------------------------------------------------
Pharmaceuticals
        Pfizer, Inc.                                                                           1,200           41,136
---------------------------------------------------------------------------------------------------------------------
Restaurants
        AppleBee's International                                                               1,125           25,897
---------------------------------------------------------------------------------------------------------------------
Retailers - Specialty
        Linens 'n Things, Inc.*                                                                1,000           29,310
---------------------------------------------------------------------------------------------------------------------
Software & Computer Processing Equipment
        Oracle Corporation*                                                                      800            9,544
        Siebel Systems, Inc.*                                                                    500            5,340
---------------------------------------------------------------------------------------------------------------------
                                                                                                               14,884
---------------------------------------------------------------------------------------------------------------------
Technology
        Andrew Corporation*                                                                    1,000           20,010
---------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
        (Cost: $887,805)                                                                                    1,012,656
                                                                                                       ==============
TOTAL INVESTMENT SECURITIES - 87.64%
        (Cost: $887,805)                                                                               $    1,012,656
                                                                                                       ==============
SHORT-TERM INVESTMENTS - 14.84%
        United Missouri Bank Money Market Fiduciary Account                                                   171,430

OTHER ASSETS LESS LIABILITIES - (2.48%)                                                                       (28,554)
                                                                                                       ==============

TOTAL NET ASSETS - 100%                                                                                $    1,155,532
=====================================================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      PACIFIC ADVISORS MULTI-CAP VALUE FUND
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  June 30, 2004

                                                                                           NUMBER OF
                                                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 98.00%
Banks - Regional
        JP Morgan                                                                              5,000   $      193,850
        Washington Mutual                                                                      5,000          193,200
---------------------------------------------------------------------------------------------------------------------
                                                                                                              387,050
---------------------------------------------------------------------------------------------------------------------
Building Materials
        Home Depot, Inc.                                                                       6,000          211,200
---------------------------------------------------------------------------------------------------------------------
Communications
        AT&T Corporation                                                                       8,000          117,040
        Comcast Corporation*                                                                   5,955          166,919
---------------------------------------------------------------------------------------------------------------------
                                                                                                              283,959
---------------------------------------------------------------------------------------------------------------------
Computers & Related Equipment
        Cisco Systems, Inc.*                                                                  10,000          237,000
        International Business Machines                                                        2,000          176,300
        Unisys Corporation*                                                                   13,000          180,440
---------------------------------------------------------------------------------------------------------------------
                                                                                                              593,740
---------------------------------------------------------------------------------------------------------------------
Consumer Services
        Cendant Corporation                                                                    5,000          122,400
---------------------------------------------------------------------------------------------------------------------
Electrical Components & Equipment
        Arrow Electronics, Inc.*                                                               8,000          214,560
---------------------------------------------------------------------------------------------------------------------
Energy
        Chevron Texaco Corporation                                                             1,500          141,165
        Marathon Oil Corporation                                                               6,000          227,040
---------------------------------------------------------------------------------------------------------------------
                                                                                                              368,205
---------------------------------------------------------------------------------------------------------------------
Entertainment
        Activision, Inc.*                                                                      7,500          119,250
---------------------------------------------------------------------------------------------------------------------
Financial Services
        Federal Home Loan Mortgage Association                                                 3,500          221,550
        Nationwide Financial Services, Inc.                                                    4,500          169,245
---------------------------------------------------------------------------------------------------------------------
                                                                                                              390,795
---------------------------------------------------------------------------------------------------------------------
Golfing Equipment
        Callaway Golf Company                                                                  8,000           90,720
---------------------------------------------------------------------------------------------------------------------
Industrial
        Metrologic Instruments*                                                               12,000          239,280
---------------------------------------------------------------------------------------------------------------------
Insurance - Full Line
        Lincoln National Corporation                                                           3,500          165,375
---------------------------------------------------------------------------------------------------------------------
Investment Companies
        Goldman Sachs Group, Inc.                                                              1,000           94,160
---------------------------------------------------------------------------------------------------------------------
Medical & Biotechnology
        Bristol Myers Squibb Company                                                           5,000          122,500
        Serlogicals Corporation*                                                              11,500          229,885
---------------------------------------------------------------------------------------------------------------------
                                                                                                              652,385
---------------------------------------------------------------------------------------------------------------------
Medical Equipment & Supplies
        Closure Medical                                                                        7,000          175,770
---------------------------------------------------------------------------------------------------------------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                           NUMBER OF
                                                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Non-Ferrous Metals
        Phelps Dodge Corporation*                                                              3,200   $      248,032
---------------------------------------------------------------------------------------------------------------------
Oilfield Equipment Services
        Schlumberger                                                                           2,500          158,775
---------------------------------------------------------------------------------------------------------------------
Pharmaceuticals
        Endo Pharmaceuticals*                                                                 10,000          234,500
        Pfizer, Inc.                                                                           5,000          171,400
        Schering-Plough Corporation                                                           12,000          221,760
        Watson Pharmaceuticals*                                                                5,000          134,500
---------------------------------------------------------------------------------------------------------------------
                                                                                                              762,160
---------------------------------------------------------------------------------------------------------------------
Pipelines
        Williams Companies, Inc.                                                              19,000          226,100
---------------------------------------------------------------------------------------------------------------------
Retailers - Broadline
        Pier 1 Imports, Inc.                                                                   6,000          106,140
        Target Corporation                                                                     4,500          191,115
---------------------------------------------------------------------------------------------------------------------
                                                                                                              297,255
---------------------------------------------------------------------------------------------------------------------
Retailers - Drug Based
        Sola International, Inc.*                                                             13,000          223,990
---------------------------------------------------------------------------------------------------------------------
Retailers - Specialty
        Radio Shack*                                                                           2,500           71,575
---------------------------------------------------------------------------------------------------------------------
Semiconductor & Related
        Intel Corporation                                                                      6,000          165,600
---------------------------------------------------------------------------------------------------------------------
Software & Computer Processing Equipment
        Microsoft*                                                                             7,000          199,920
---------------------------------------------------------------------------------------------------------------------
Technology
        Lucent Technologies*                                                                  50,000          189,000
---------------------------------------------------------------------------------------------------------------------
Telephone Systems
        Bellsouth*                                                                             6,500          170,430
        SBC Communications                                                                     7,500          181,875
---------------------------------------------------------------------------------------------------------------------
                                                                                                              352,305
---------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
        (Cost: $6,064,893)                                                                                  6,703,561
                                                                                                       ==============
TOTAL INVESTMENT SECURITIES - 98.00%
        (Cost: $6,064,893)                                                                             $    6,703,561
                                                                                                       ==============
SHORT-TERM INVESTMENTS - 2.30%
        United Missouri Bank Money Market Fiduciary Account                                                   157,157
OTHER ASSETS LESS LIABILITIES - (0.30%)                                                                       (20,237)
                                                                                                       ==============

TOTAL NET ASSETS - 100%                                                                                $    6,840,481
=====================================================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS SMALL CAP FUND
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  June 30, 2004

                                                                                           NUMBER OF
                                                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 103.52%
Aerospace & Defense
        Aviall, Inc.*                                                                         22,500   $      427,725
---------------------------------------------------------------------------------------------------------------------
Apparel
        Ashworth, Inc.*                                                                       40,000          332,400
---------------------------------------------------------------------------------------------------------------------
Auto - Retail
        Sonic Automotive, Inc.                                                                23,000          509,450
---------------------------------------------------------------------------------------------------------------------
Auto Parts
        Keystone Automotive Industries, Inc.*                                                 14,000          390,460
        Titan International, Inc.                                                             68,500          704,865
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,095,325
---------------------------------------------------------------------------------------------------------------------
Banks - Regional
        East West Bancorp, Inc.                                                               12,000          368,400
        Nara Bank National Association                                                        20,000          342,600
---------------------------------------------------------------------------------------------------------------------
                                                                                                              711,000
---------------------------------------------------------------------------------------------------------------------
Building Materials
        Carlisle Holdings Ltd.*                                                               40,000          263,600
        ElkCorp                                                                               21,000          502,740
---------------------------------------------------------------------------------------------------------------------
                                                                                                              766,340
---------------------------------------------------------------------------------------------------------------------
Commercial Services
        Darling International, Inc.                                                           30,000          126,000
        Team, Inc.*                                                                           20,000          323,800
        Tetra Tech, Inc.                                                                      20,000          326,400
---------------------------------------------------------------------------------------------------------------------
                                                                                                              776,200
---------------------------------------------------------------------------------------------------------------------
Computers & Related Equipment
        Intervoice, Inc.*                                                                     85,410          979,653
        Tyler Technologies*                                                                   46,000          435,160
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,414,813
---------------------------------------------------------------------------------------------------------------------
Consumer Services
        Service Corporation International*                                                    40,000          294,800
---------------------------------------------------------------------------------------------------------------------
Containers/Packaging
        Mobile Mini, Inc.*                                                                    20,000          568,200
---------------------------------------------------------------------------------------------------------------------
Electrical Components & Equipment
        Bell Microproducts, Inc.*                                                             35,000          283,150
---------------------------------------------------------------------------------------------------------------------
Food
        Monterey Pasta Company *                                                              25,000           91,000
---------------------------------------------------------------------------------------------------------------------
Footwear
        Genesco, Inc.*                                                                        12,000          283,560
---------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                           NUMBER OF
                                                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Gas - Integrated
        Denbury Resources, Inc.*                                                              24,000   $      502,800
---------------------------------------------------------------------------------------------------------------------
Golfing Equipment
        Callaway Golf Company                                                                 22,000          249,480
---------------------------------------------------------------------------------------------------------------------
Healthcare Provider
        America Service Group*                                                                22,000          764,500
        United American Health Care*                                                          95,000          489,250
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,253,750
---------------------------------------------------------------------------------------------------------------------
Insurance - Full Line
        Gainsco, Inc.*                                                                        20,000           14,000
---------------------------------------------------------------------------------------------------------------------
Metal Processing
        Commercial Metals Corporation*                                                        13,000          421,850
---------------------------------------------------------------------------------------------------------------------
Office Equipment
        Danka Business Systems                                                                60,000          271,200
---------------------------------------------------------------------------------------------------------------------
Oil - Drilling
        Harvest Natural Resources*                                                            26,000          387,660
        Mission Resources Corporation                                                         60,000          342,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                              729,660
---------------------------------------------------------------------------------------------------------------------
Oil - Integrated Majors
        Chesapeake Energy Corporation                                                         17,000          250,240
        Remington Oil & Gas Corporation*                                                      11,000          259,600
---------------------------------------------------------------------------------------------------------------------
                                                                                                              509,840
---------------------------------------------------------------------------------------------------------------------
Oilfield Equipment & Services
        Mitcham Industries, Inc.*                                                             70,000          359,800
---------------------------------------------------------------------------------------------------------------------
Railroads
        Railamerica, Inc.*                                                                    70,000        1,022,000
---------------------------------------------------------------------------------------------------------------------
Restaurants
        Dave and Busters, Inc.                                                                14,000          263,060
---------------------------------------------------------------------------------------------------------------------
Retailers - Specialty
        EZCorp, Inc.                                                                          32,000          317,440
        First Cash Financial Services, Inc.*                                                  21,000          446,880
---------------------------------------------------------------------------------------------------------------------
                                                                                                              764,320
---------------------------------------------------------------------------------------------------------------------
Semiconductor & Related
        Camtek Limited*                                                                       64,060          339,518
---------------------------------------------------------------------------------------------------------------------
Software & Processing
        Carreker Corporation *                                                                25,000          250,500
---------------------------------------------------------------------------------------------------------------------
Telephone Systems
        Talk America Holdings, Inc.*                                                          40,000          306,800
---------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                           NUMBER OF
                                                                                              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Transportation
        Frozen Food Express Industries, Inc.*                                                 40,000   $      274,400
        SCS Transportation*                                                                   27,000          712,530
        US Xpress Enterprises*                                                                22,000          346,060
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,332,990
---------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
        (Cost: $10,005,253)                                                                                16,145,531
                                                                                                       ==============
TOTAL INVESTMENT SECURITIES - 103.52%
        (Cost: $10,005,253)                                                                            $   16,145,531
                                                                                                       ==============
OTHER ASSETS LESS LIABILITIES - (3.52%)                                                                      (548,368)
                                                                                                       ==============

TOTAL NET ASSETS - 100%                                                                                $   15,597,163
=====================================================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  June 30, 2004

                                                                                                            INCOME
                                                                                       GOVERNMENT              AND
                                                                                       SECURITIES           EQUITY
                                                                                             FUND             FUND
                                                                                   --------------   --------------
ASSETS
         Investment Securities
              At cost                                                              $   11,350,596   $    9,625,469
                                                                                   ==============   ==============
              At market value                                                      $   11,329,919   $    9,641,184
              Short-term investments, at cost, which is equal to market                    31,411          427,924
         Accrued income receivable                                                         39,492          129,892
         Receivable for investments sold                                                        -                -
         Receivable for capital shares sold                                                    94           14,301
         Other assets                                                                           -                -
                                                                                   --------------   --------------
         Total assets                                                                  11,400,916       10,213,301
                                                                                   --------------   --------------

LIABILITIES
         Bank Overdraft                                                                         -                -
         Payable for investments purchased                                                      -           44,250
         Payable for fund shares redeemed                                                  24,980                -
         Accounts payable                                                                  25,110           22,836
         Accounts payable to related parties (Note 3)                                       4,945            5,876
         Payable to Investment Manager (Note 3)                                             5,541            2,722
                                                                                   --------------   --------------
         Total liabilities                                                                 60,576           75,684
                                                                                   --------------   --------------
   NET ASSETS                                                                      $   11,340,340   $   10,137,617
                                                                                   ==============   ==============

SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                                               12,281,639       10,120,789
         Accumulated undistributed net investment income                                   18,759           12,719
         Accumulated undistributed net realized gain (losses) on security
           transactions                                                                  (939,380)         (11,606)
         Net unrealized appreciation (depreciation) of investments                        (20,678)          15,715
                                                                                   --------------   --------------
         Net assets at June 30, 2004                                               $   11,340,340   $   10,137,617
                                                                                   ==============   ==============

CLASS A:
         Net assets                                                                $    2,640,458   $    3,058,439
                                                                                   ==============   ==============
         Shares authorized                                                             50,000,000       50,000,000
         Shares outstanding                                                               277,965          297,170
         Net asset value and redemption price per share                            $         9.50   $        10.29
                                                                                   ==============   ==============
         Maximum offering price per share                                          $         9.97   $        10.80
         Sales load                                                                          4.75%            4.75%

CLASS C:
         Net assets                                                                $    8,699,882   $    7,079,178
                                                                                   ==============   ==============
         Shares authorized                                                             50,000,000       50,000,000
         Shares outstanding                                                               940,228          717,437
         Net asset value and redemption price per share                            $         9.25   $         9.87
                                                                                   ==============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                         BALANCED           GROWTH
                                                                                             FUND             FUND
                                                                                   --------------   --------------
ASSETS
         Investment Securities
              At cost                                                              $   26,982,988   $      887,805
                                                                                   ==============   ==============
              At market value                                                      $   31,015,309   $    1,012,656
              Short-term investments, at cost, which is equal to market                   737,709          171,430
         Accrued income receivable                                                        250,513              371
         Receivable for investments sold                                                        -                -
         Receivable for capital shares sold                                                     -                -
         Other assets                                                                           -                -
                                                                                   --------------   --------------
         Total assets                                                                  32,003,531        1,184,457
                                                                                   --------------   --------------

LIABILITIES
         Bank Overdraft                                                                         -                -
         Payable for investments purchased                                                      -           24,777
         Payable for fund shares redeemed                                                       -                -
         Accounts payable                                                                  45,029            2,851
         Accounts payable to related parties (Note 3)                                      13,093            1,297
         Payable to Investment Manager (Note 3)                                            19,373                -
                                                                                   --------------   --------------
         Total liabilities                                                                 77,495           28,925
                                                                                   --------------   --------------
   NET ASSETS                                                                      $   31,926,036   $    1,155,532
                                                                                   ==============   ==============

SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                                               27,532,388        1,722,625
         Accumulated undistributed net investment income                                  126,090                -
         Accumulated undistributed net realized gain (losses) on security
           transactions                                                                   235,237         (691,944)
         Net unrealized appreciation (depreciation) of investments                      4,032,321          124,851
                                                                                   --------------   --------------
         Net assets at June 30, 2004                                               $   31,926,036   $    1,155,532
                                                                                   ==============   ==============

CLASS A:
         Net assets                                                                $    5,434,520   $      878,230
                                                                                   ==============   ==============
         Shares authorized                                                             50,000,000       50,000,000
         Shares outstanding                                                               344,598          116,565
         Net asset value and redemption price per share                            $        15.77   $         7.53
                                                                                   ==============   ==============
         Maximum offering price per share                                          $        16.73   $         7.99
         Sales load                                                                          5.75%            5.75%

CLASS C:
         Net assets                                                                $   26,491,516   $      277,302
                                                                                   ==============   ==============
         Shares authorized                                                             50,000,000       50,000,000
         Shares outstanding                                                             1,729,206           38,683
         Net asset value and redemption price per share                            $        15.32   $         7.17
                                                                                   ==============   ==============

                                                                                        MULTI-CAP            SMALL
                                                                                            VALUE              CAP
                                                                                             FUND             FUND
                                                                                   --------------   --------------
ASSETS
         Investment Securities
              At cost                                                              $    6,064,893   $   10,005,253
                                                                                   ==============   ==============
              At market value                                                      $    6,703,560   $   16,145,531
              Short-term investments, at cost, which is equal to market                   157,157                -
         Accrued income receivable                                                          3,805            6,797
         Receivable for investments sold                                                        -           12,928
         Receivable for capital shares sold                                                     -           20,943
         Other assets                                                                           -                -
                                                                                   --------------   --------------
         Total assets                                                                   6,864,522       16,186,199
                                                                                   --------------   --------------

LIABILITIES
         Bank Overdraft                                                                         -          569,429
         Payable for investments purchased                                                      -                -
         Payable for fund shares redeemed                                                       -                -
         Accounts payable                                                                  15,478            2,092
         Accounts payable to related parties (Note 3)                                       4,732            8,390
         Payable to Investment Manager (Note 3)                                             3,831            9,125
                                                                                   --------------   --------------
         Total liabilities                                                                 24,041          589,036
                                                                                   --------------   --------------
   NET ASSETS                                                                      $    6,840,481   $   15,597,163
                                                                                   ==============   ==============

SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                                                6,064,507        9,279,777
         Accumulated undistributed net investment income                                        -                -
         Accumulated undistributed net realized gain (losses) on security
           transactions                                                                   137,306          177,108
         Net unrealized appreciation (depreciation) of investments                        638,668        6,140,278
                                                                                   --------------   --------------
         Net assets at June 30, 2004                                               $    6,840,481   $   15,597,163
                                                                                   ==============   ==============

CLASS A:
         Net assets                                                                $    1,865,888   $   13,362,677
                                                                                   ==============   ==============
         Shares authorized                                                             50,000,000       50,000,000
         Shares outstanding                                                               163,525          599,375
         Net asset value and redemption price per share                            $        11.41   $        22.29
                                                                                   ==============   ==============
         Maximum offering price per share                                          $        12.11   $        23.65
         Sales load                                                                          5.75%            5.75%

CLASS C:
         Net assets                                                                $    4,974,593   $    2,234,486
                                                                                   ==============   ==============
         Shares authorized                                                             50,000,000       50,000,000
         Shares outstanding                                                               442,429          108,436
         Net asset value and redemption price per share                            $        11.24   $        20.61
                                                                                   ==============   ==============

                       STATEMENT OF OPERATIONS (UNAUDITED)
                       For the period ended June 30, 2004

                                                                                                             INCOME
                                                                                       GOVERNMENT               AND
                                                                                       SECURITIES            EQUITY
                                                                                             FUND              FUND
                                                                                   --------------    --------------
INVESTMENT INCOME
     Dividends                                                                     $       56,989    $       60,355
     Interest                                                                             156,427           106,264
     Misc Income                                                                                -                80
                                                                                   --------------    --------------
          Total Income                                                                    213,416           166,699
                                                                                   --------------    --------------

EXPENSES
     Investment Management Fees                                                            40,909            33,385
     Transfer Agent Fees                                                                   18,032            20,105
     Fund Accounting Fees                                                                  31,306            21,879
     Legal Fees                                                                            14,005             9,298
     Audit Fees                                                                             8,811             6,232
     Registration Fees                                                                      3,075             3,338
     Printing                                                                               2,838             3,092
     Custody Fees                                                                           4,406             4,418
     Director Fees/Meetings                                                                 1,038               717
     Distribution Fees (Note 3)                                                            52,191            35,314
     Other Expenses                                                                         4,569             3,505
                                                                                   --------------    --------------
          Total Expenses, before reimbursements                                           181,180           141,283
     Less fees waived and expenses reimbursed (Note 3)                                     35,368            30,663
                                                                                   --------------    --------------
          Net Expenses                                                                    145,812           110,620
                                                                                   --------------    --------------

NET INVESTMENT INCOME (LOSS)                                                               67,604            56,079
                                                                                   ==============    ==============

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net Realized gain (loss) on investments                                              (83,669)           37,329

     Net Unrealized appreciation (depreciation) of investments                           (157,902)         (108,240)
                                                                                   --------------    --------------
                                                                                         (241,571)          (70,911)
                                                                                   --------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $     (173,967)   $      (14,832)
                                                                                   ==============    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                                                                                         BALANCED            GROWTH
                                                                                             FUND              FUND
                                                                                   --------------    --------------
INVESTMENT INCOME
     Dividends                                                                     $      170,767    $        3,238
     Interest                                                                             410,022                71
     Misc Income                                                                                -                 -
                                                                                   --------------    --------------
          Total Income                                                                    580,789             3,309
                                                                                   --------------    --------------

EXPENSES
     Investment Management Fees                                                           113,159             3,906
     Transfer Agent Fees                                                                   34,193            17,252
     Fund Accounting Fees                                                                  76,948             8,017
     Legal Fees                                                                            34,703             1,010
     Audit Fees                                                                            21,123               729
     Registration Fees                                                                     13,579               222
     Printing                                                                              19,614               425
     Custody Fees                                                                           6,035             3,277
     Director Fees/Meetings                                                                 1,509                63
     Distribution Fees (Note 3)                                                           131,042             2,285
     Other Expenses                                                                        10,515               379
                                                                                   --------------    --------------
          Total Expenses, before reimbursements                                           462,420            37,565
     Less fees waived and expenses reimbursed (Note 3)                                          -            21,162
                                                                                   --------------    --------------
          Net Expenses                                                                    462,420            16,403
                                                                                   --------------    --------------

NET INVESTMENT INCOME (LOSS)                                                              118,369           (13,094)
                                                                                   ==============    ==============

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net Realized gain (loss) on investments                                              248,394            13,206

     Net Unrealized appreciation (depreciation) of investments                           (687,060)           46,787
                                                                                   --------------    --------------
                                                                                         (438,666)           59,993
                                                                                   --------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $     (320,297)   $       46,899
                                                                                   ==============    ==============

                                                                                        MULTI-CAP             SMALL
                                                                                            VALUE               CAP
                                                                                             FUND              FUND
                                                                                   --------------    --------------
INVESTMENT INCOME
     Dividends                                                                     $       31,523    $       14,037
     Interest                                                                                 604               116
     Misc Income                                                                                -                 -
                                                                                   --------------    --------------
          Total Income                                                                     32,127            14,153
                                                                                   --------------    --------------

EXPENSES
     Investment Management Fees                                                            29,753            46,042
     Transfer Agent Fees                                                                   18,667            38,333
     Fund Accounting Fees                                                                  14,835            31,373
     Legal Fees                                                                             6,843            14,119
     Audit Fees                                                                             4,165             8,594
     Registration Fees                                                                      2,897            13,870
     Printing                                                                               2,206            17,517
     Custody Fees                                                                           3,870             6,308
     Director Fees/Meetings                                                                   504             1,143
     Distribution Fees (Note 3)                                                            23,503            21,647
     Other Expenses                                                                         2,428             4,297
                                                                                   --------------    --------------
          Total Expenses, before reimbursements                                           109,671           203,243
     Less fees waived and expenses reimbursed (Note 3)                                     14,700                 -
                                                                                   --------------    --------------
          Net Expenses                                                                     94,971           203,243
                                                                                   --------------    --------------

NET INVESTMENT INCOME (LOSS)                                                              (62,844)         (189,090)
                                                                                   ==============    ==============

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net Realized gain (loss) on investments                                              146,493           177,362

     Net Unrealized appreciation (depreciation) of investments                           (152,795)        2,080,181
                                                                                   --------------    --------------
                                                                                           (6,302)        2,257,543
                                                                                   --------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $      (69,146)   $    2,068,453
                                                                                   ==============    ==============

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                             GOVERNMENT SECURITIES FUND
                                                                         -----------------------------------
                                                                           PERIOD ENDED           YEAR ENDED
                                                                          JUNE 30, 2004    DECEMBER 31, 2003
                                                                         -----------------------------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
     Net investment income (loss)                                        $       67,604    $         387,356
     Net realized gain (loss) on investments                                    (83,669)            (855,704)
     Change in net unrealized appreciation (depreciation) of
       investments                                                             (157,902)             (63,143)
                                                                         -----------------------------------
     Increase (decrease) in net assets resulting from operations               (173,967)            (531,491)
                                                                         -----------------------------------

     FROM DISTRIBUTIONS TO SHAREHOLDERS
     Class A:
         Net investment income                                                  (19,598)            (100,356)
         Net capital gains                                                            -                    -

     Class C:
         Net investment income                                                  (32,589)            (298,286)
         Net capital gains                                                            -                    -
                                                                         -----------------------------------
     Decrease in net assets resulting from distributions                        (52,187)            (398,642)
                                                                         -----------------------------------

     FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
     Proceeds from shares sold                                                  291,867            4,113,910
     Proceeds from shares purchased by reinvestment of dividends                 45,808              366,393
     Cost of shares repurchased                                              (3,218,871)          (4,085,472)
                                                                         -----------------------------------
     Increase (decrease) in net assets derived from capital share
       transactions                                                          (2,881,196)             394,831
                                                                         -----------------------------------

     INCREASE (DECREASE) IN NET ASSETS                                       (3,107,350)            (535,302)

NET ASSETS
     Beginning of period                                                     14,447,690           14,982,992
                                                                         -----------------------------------
     End of period                                                       $   11,340,340    $      14,447,690
                                                                         ===================================

     Accumulated undistributed net investment income                             18,759                3,342

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                               INCOME AND EQUITY FUND
                                                                         -----------------------------------
                                                                           PERIOD ENDED           YEAR ENDED
                                                                          JUNE 30, 2004    DECEMBER 31, 2003
                                                                         -----------------------------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
     Net investment income (loss)                                        $       56,079    $         137,423
     Net realized gain (loss) on investments                                     37,329              114,704
     Change in net unrealized appreciation (depreciation) of
       investments                                                             (108,240)             108,554
                                                                         -----------------------------------
     Increase (decrease) in net assets resulting from operations                (14,832)             360,681
                                                                         -----------------------------------

     FROM DISTRIBUTIONS TO SHAREHOLDERS
     Class A:
         Net investment income                                                  (20,301)             (44,125)
         Net capital gains                                                            -                    -

     Class C:
         Net investment income                                                  (26,187)            (104,478)
         Net capital gains                                                            -                    -
                                                                         -----------------------------------
     Decrease in net assets resulting from distributions                        (46,488)            (148,603)
                                                                         -----------------------------------

     FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
     Proceeds from shares sold                                                3,426,726            2,266,334
     Proceeds from shares purchased by reinvestment of dividends                 43,376              138,180
     Cost of shares repurchased                                                (522,596)            (765,792)
                                                                         -----------------------------------
     Increase (decrease) in net assets derived from capital share
       transactions                                                           2,947,506            1,638,722
                                                                         -----------------------------------

     INCREASE (DECREASE) IN NET ASSETS                                        2,886,206            1,850,800

NET ASSETS
     Beginning of period                                                      7,251,431            5,400,631
                                                                         -----------------------------------
     End of period                                                       $   10,137,637    $       7,251,431
                                                                         ===================================

     Accumulated undistributed net investment income                             12,719                3,128

                                                                                    BALANCED FUND
                                                                         -----------------------------------
                                                                           PERIOD ENDED           YEAR ENDED
                                                                          JUNE 30, 2004    DECEMBER 31, 2003
                                                                         -----------------------------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
     Net investment income (loss)                                        $      118,369    $         178,633
     Net realized gain (loss) on investments                                    248,394              380,296
     Change in net unrealized appreciation (depreciation) of
       investments                                                             (687,060)           3,197,438
                                                                         -----------------------------------
     Increase (decrease) in net assets resulting from operations               (320,297)           3,756,367
                                                                         -----------------------------------

     FROM DISTRIBUTIONS TO SHAREHOLDERS
     Class A:
         Net investment income                                                        -              (51,441)
         Net capital gains                                                            -              (53,467)

     Class C:
         Net investment income                                                        -             (119,471)
         Net capital gains                                                            -             (266,940)
                                                                         -----------------------------------
     Decrease in net assets resulting from distributions                              -             (491,319)
                                                                         -----------------------------------

     FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
     Proceeds from shares sold                                                5,249,695            8,182,699
     Proceeds from shares purchased by reinvestment of dividends                      -              474,828
     Cost of shares repurchased                                              (1,095,532)          (1,842,436)
                                                                         -----------------------------------
     Increase (decrease) in net assets derived from capital share
       transactions                                                           4,154,163            6,815,091
                                                                         -----------------------------------

     INCREASE (DECREASE) IN NET ASSETS                                        3,833,866           10,080,139

NET ASSETS
     Beginning of period                                                     28,092,170           18,012,031
                                                                         -----------------------------------
     End of period                                                       $   31,926,036    $      28,092,170
                                                                         ===================================

     Accumulated undistributed net investment income                            126,090                7,721

                                                                                     GROWTH FUND
                                                                         -----------------------------------
                                                                           PERIOD ENDED           YEAR ENDED
                                                                          JUNE 30, 2004    DECEMBER 31, 2003
                                                                         -----------------------------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
     Net investment income (loss)                                        $      (13,094)   $         (14,272)
     Net realized gain (loss) on investments                                     13,206               12,511
     Change in net unrealized appreciation (depreciation) of
       investments                                                               46,787              205,022
                                                                         -----------------------------------
     Increase (decrease) in net assets resulting from operations                 46,899              203,261
                                                                         -----------------------------------

     FROM DISTRIBUTIONS TO SHAREHOLDERS
     Class A:
         Net investment income                                                        -                    -
         Net capital gains                                                            -                    -

     Class C:
         Net investment income                                                        -                    -
         Net capital gains                                                            -                    -
                                                                         -----------------------------------
     Decrease in net assets resulting from distributions                              -                    -
                                                                         -----------------------------------

     FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
     Proceeds from shares sold                                                  237,703              171,264
     Proceeds from shares purchased by reinvestment of dividends                      -                    -
     Cost of shares repurchased                                                 (48,966)            (108,518)
                                                                         -----------------------------------
     Increase (decrease) in net assets derived from capital share
       transactions                                                             188,707               62,746
                                                                         -----------------------------------

     INCREASE (DECREASE) IN NET ASSETS                                          235,606              266,007

NET ASSETS
     Beginning of period                                                        919,926              653,919
                                                                         -----------------------------------
     End of period                                                       $    1,155,532    $         919,926
                                                                         ===================================
     Accumulated undistributed net investment income                                  -                    -

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                MULTI-CAP VALUE FUND
                                                                         -----------------------------------
                                                                           PERIOD ENDED           YEAR ENDED
                                                                          JUNE 30, 2004    DECEMBER 31, 2003
                                                                         -----------------------------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
     Net investment income (loss)                                        $      (62,844)   $         (56,455)
     Net realized gain (loss) on investments                                    146,493              104,871
     Change in net unrealized appreciation (depreciation) of
       investments                                                             (152,795)             929,030
                                                                         -----------------------------------
     Increase (decrease) in net assets resulting from operations                (69,146)             977,446
                                                                         -----------------------------------

     FROM DISTRIBUTIONS TO SHAREHOLDERS
     Class A:
         Net investment income                                                        -                    -
         Net capital gains                                                            -                    -

     Class C:
         Net investment income                                                        -                    -
         Net capital gains                                                            -                    -
                                                                         -----------------------------------
     Decrease in net assets resulting from distributions                              -                    -
                                                                         -----------------------------------

     FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
     Proceeds from shares sold                                                2,302,891            2,206,742
     Proceeds from shares purchased by reinvestment of dividends                      -                    -
     Cost of shares repurchased                                                (110,507)            (216,637)
                                                                         -----------------------------------
     Increase (decrease) in net assets derived from capital share
       transactions                                                           2,192,384            1,990,105
                                                                         -----------------------------------

     INCREASE (DECREASE) IN NET ASSETS                                        2,123,238            2,967,551

NET ASSETS
     Beginning of period                                                      4,717,243            1,749,692
                                                                         -----------------------------------
     End of period                                                       $    6,840,481    $       4,717,243
                                                                         ===================================
     Accumulated undistributed net investment income                                  -                    -

                                                                                  SMALL CAP FUND
                                                                         -----------------------------------
                                                                           PERIOD ENDED           YEAR ENDED
                                                                          JUNE 30, 2004    DECEMBER 31, 2003
                                                                         -----------------------------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
     Net investment income (loss)                                        $     (189,090)   $        (275,223)
     Net realized gain (loss) on investments                                    177,362              218,847
     Change in net unrealized appreciation (depreciation) of
       investments                                                            2,080,181            4,336,572
                                                                         -----------------------------------
     Increase (decrease) in net assets resulting from operations              2,068,453            4,280,196
                                                                         -----------------------------------

     FROM DISTRIBUTIONS TO SHAREHOLDERS
     Class A:
         Net investment income                                                        -                    -
         Net capital gains                                                            -              (63,642)

     Class C:
         Net investment income                                                        -                    -
         Net capital gains                                                            -               (9,702)
                                                                         -----------------------------------
     Decrease in net assets resulting from distributions                              -              (73,344)
                                                                         -----------------------------------

     FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
     Proceeds from shares sold                                                4,635,073            1,940,306
     Proceeds from shares purchased by reinvestment of dividends                      -               58,553
     Cost of shares repurchased                                              (1,342,018)          (1,276,670)
                                                                         -----------------------------------
     Increase (decrease) in net assets derived from capital share
       transactions                                                           3,293,055              722,189
                                                                         -----------------------------------

     INCREASE (DECREASE) IN NET ASSETS                                        5,361,508            4,929,041

NET ASSETS
     Beginning of period                                                     10,235,655            5,306,614
                                                                         -----------------------------------
     End of period                                                       $   15,597,163    $      10,235,655
                                                                         ===================================
     Accumulated undistributed net investment income                                  -                    -

                           PACIFIC ADVISORS FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  June 30, 2004

NOTE 1. ORGANIZATION

     Pacific Advisors Fund Inc. (the "Company") is an open-end diviersified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Fund: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Multi-Cap Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

     Effective April 1, 1998, the Funds offer Class A and Class C shares, each of which has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differes in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis. Premium or discount on debt securities are amortized.

     B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal Income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Fund.

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amountsin the financial statements and footnotes. Actual results could differ from those estimates.

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

     The Company and the Funds have entered into investment management agreements ("Management Agreements") with Pacific Global Investment Management Company, Inc. ("Investment Manager").

     The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds and 1.00% of average net assets for the Multi-Cap Value Fund. The Investment Manager has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with Bache Capital Management ("Advisor") for the Balanced Fund. It has also entered into a co-management agreement ("Co-management Agreement") with Bache Capital Management ("Advisor") for the Income and Equity Fund.

     The Investment Manager is solely responsible for the payment of these fees to the Advisors.

     In accordance with Expense Limitation agreements with the Company, the Investment Manager is required to waive fees and/or reimburse expenses in amounts necessary to keep the total Fund operating expenses of certain Funds (as a percentage of average net assets) at or below the percentages shown below:

                                                                  BEFORE 02/15/04
                                                                CLASS A    CLASS C
Government Securities Fund                                       1.65%      2.40%
Income and Equity Fund                                           1.85%      2.60%
Growth Fund                                                      2.50%      3.25%
Multi-Cap Value Fund                                             2.50%      3.25%

                                                                  AFTER 02/15/04
                                                                CLASS A    CLASS C
Government Securities Fund                                       1.75%      2.50%
Income and Equity Fund                                           1.95%      2.70%
Growth Fund                                                      2.65%      3.40%
Multi-Cap Value Fund                                             2.65%      3.40%

     These agreements may be terminated by either party. In addition, from time to time, the Investment Manager and Advisors may voluntarily waive their management and sub-advisory fees, and/or absorb certain expenses for the Funds.

     Pursuant to the Expense Limitation Agreements, providing for the voluntary waiver of fees and the assumption of expenses by the Investment Manager, and, with respect to the Income and Equity Fund, the Co-Manager, the following amounts were waived or reimbursed for the period ended June 30, 2004.

                                                        MANAGEMENT          EXPENSE
                                                       FEES WAIVED   REIMBURSEMENTS
Government Securities Fund                              $   35,386       $        -
Income and Equity Fund                                      30,663                -
Growth Fund                                                  3,906              743
Multi-Cap Value Fund                                        14,700                -

     The Investment Manager and the Co-Manager terminated all of their rights under the expense limitation agreements with respect to potential recoupment from the Funds of all management fess previously waived and all expenses previously reimbursed. In the future, the Investment Manager and Co-Manager will not have any rights to recover fees they may waive or expenses they may reimburse, with respect to any of the Funds.

     For the period ended June 30, 2004, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows:

                                                      UNDERWRITING
                                                              FEES      COMMISSIONS
                                                          RETAINED             PAID
Government Securities Fund                              $      201       $    1,121
Income and Equity Fund                                       1,435            7,254
Balanced Fund                                                3,017           14,464
Growth Fund                                                    858            4,290
Multi-Cap Value Fund                                         1,974            9,697
Small Cap Fund                                               7,026           35,129

     PGFD is a wholly-owned subsidiary of the Investment Manager.

     The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, agreements to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $3.00 per year per closed account with minimum charges of $1,250 per month for A and C share accounts. PGIS is a wholly-owned subsidiary of the Investment Manager.

     Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

     The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% and 1.00% per annum of each Fund's daily net assets for A shares and C shares, respectively. For the period ended June 30, 2004, total service fees were:

                                                           CLASS A          CLASS C
Government Securities Fund                              $    3,582       $   48,610
Income and Equity Fund                                       3,066           32,248
Balanced Fund                                                5,279          125,762
Growth Fund                                                    974            1,310
Multi-Cap Value Fund                                         1,417           20,086
Small Cap Fund                                              12,580            9,067

NOTE 4. PURCHASE AND SALES OF SECURITIES

     The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation and cost of securities by each Fund for the period ended and as of June 30, 2004.

                                                                                               AS OF JUNE 30, 2004
                                         PERIOD ENDED JUNE 30, 2004              GROSS            GROSS   NET UNREALIZED
                                             COST OF         PROCEEDS       UNREALIZED       UNREALIZED     APPRECIATION
                                           PURCHASES       FROM SALES     APPRECIATION     DEPRECIATION   (DEPRECIATION)
Government Securities Fund            $   15,601,110   $   18,480,404   $       25,451   $       46,129   $      (20,678)
Income and Equity Fund                     4,574,728        1,161,759          226,788          211,073           15,715
Balanced Fund                             10,973,787        6,197,682        4,248,434          216,113        4,032,321
Growth Fund                                  153,797           62,295          218,292           93,441          124,851
Multi-Cap Value Fund                       3,302,679          831,257          806,900          168,232          638,668
Small Cap Fund                             4,413,496          570,078        6,481,061          340,783        6,140,278

NOTE 5. CAPITAL SHARE TRANSACTIONS

     Effective December 15, 2001, the Growth Fund and the Small Cap Fund instituted a short-term redemption fee. Shares of these Funds purchased after December 15, 2001 that are sold or exchanged within 90 days of the purchase are assessed a redemption fee of 2% of the value of the shares sold or exchanged. The redemption fees collected through June 30, 2004, are included as a reduction to the shares repurchased in the table below. The amount of the reduction is as follows:

     Small Cap Fund Class A                          $ 3,544

                                                   PERIOD ENDED                     YEAR ENDED
                                                   JUNE 30, 2004                 DECEMBER 31, 2003
                                           ----------------------------    ----------------------------
                                                 SHARES          AMOUNT          SHARES          AMOUNT
                                           ----------------------------    ----------------------------
GOVERNMENT SECURITIES FUND
CLASS A
Shares Sold                                       4,683    $     45,182          11,268    $    116,219
Reinvestment of Distributions                     1,429          13,674           7,106          70,704
                                           ----------------------------    ----------------------------
                                                  6,112          58,856          18,374         186,923
Shares Repurchased                              (40,621)       (389,937)       (110,329)     (1,105,771)
                                           ----------------------------    ----------------------------
Net Increase (decrease)                         (34,509)   $   (331,081)        (91,955)   $   (918,848)
                                           ============================    ============================
CLASS C
Shares Sold                                      26,398    $    246,685         403,006    $  3,997,691
Reinvestment of Distributions                     3,461          32,134          30,489         295,689
                                           ----------------------------    ----------------------------
                                                 29,859         278,819         433,495       4,293,380
Shares Repurchased                             (300,523)     (2,828,934)       (314,266)     (2,979,701)
                                           ----------------------------    ----------------------------
Net Increase                                   (270,664)   $ (2,550,115)        119,229    $  1,313,679
                                           ============================    ============================

                                                   PERIOD ENDED                     YEAR ENDED
                                                   JUNE 30, 2004                 DECEMBER 31, 2003
                                           ----------------------------    ----------------------------
                                                 SHARES          AMOUNT          SHARES          AMOUNT
                                           ----------------------------    ----------------------------
INCOME AND EQUITY FUND
CLASS A
Shares Sold                                     149,263    $  1,559,003          13,196    $    133,330
Reinvestment of Distributions                     1,734          17,924           3,629          36,033
                                           ----------------------------    ----------------------------
                                                150,997       1,576,927          16,825         169,363
Shares Repurchased                              (31,536)       (326,617)        (52,707)       (528,613)
                                           ----------------------------    ----------------------------
Net Increase (decrease)                         119,461    $  1,250,310         (35,882)   $   (359,250)
                                           ============================    ============================
CLASS C
Shares Sold                                     187,724    $  1,867,723         218,819    $  2,133,004
Reinvestment of Distributions                     2,566          25,452          10,541         102,147
                                           ----------------------------    ----------------------------
                                                190,290       1,893,175         229,360       2,235,151
Shares Repurchased                              (19,787)       (195,979)        (24,427)       (237,179)
                                           ----------------------------    ----------------------------
Net Increase                                    170,503    $  1,697,196         204,933    $  1,997,972
                                           ============================    ============================

                                                   PERIOD ENDED                     YEAR ENDED
                                                   JUNE 30, 2004                 DECEMBER 31, 2003
                                           ----------------------------    ----------------------------
                                                 SHARES          AMOUNT          SHARES          AMOUNT
                                           ----------------------------    ----------------------------
BALANCED FUND
CLASS A
Shares Sold                                      63,862    $  1,011,508          56,665    $    833,411
Reinvestment of Distributions                         -               -           5,945          93,877
                                           ----------------------------    ----------------------------
                                                 63,862       1,011,508          62,610         927,288
Shares Repurchased                              (17,671)       (280,398)        (54,670)       (795,169)
                                           ----------------------------    ----------------------------
Net Decrease                                     46,191    $    731,110           7,940    $    132,119
                                           ============================    ============================
CLASS C
Shares Sold                                     274,353    $  4,238,187         509,081    $  7,349,288
Reinvestment of Distributions                         -               -          24,737         380,951
                                           ----------------------------    ----------------------------
                                                274,353       4,238,187         533,818       7,730,239
Shares Repurchased                              (52,920)       (815,134)        (73,497)     (1,047,267)
                                           ----------------------------    ----------------------------
Net Increase                                    221,433    $  3,423,053         460,321    $  6,682,972
                                           ============================    ============================

                                                   PERIOD ENDED                     YEAR ENDED
                                                   JUNE 30, 2004                 DECEMBER 31, 2003
                                           ----------------------------    ----------------------------
                                                 SHARES          AMOUNT          SHARES          AMOUNT
                                           ----------------------------    ----------------------------
GROWTH FUND
CLASS A
Shares Sold                                      27,886    $    212,390          21,675    $    136,077
Reinvestment of Distributions                         -               -               -               -
                                           ----------------------------    ----------------------------
                                                 27,886         212,390          21,675         136,077
Shares Repurchased                               (4,987)        (38,121)        (12,617)        (82,009)
                                           ----------------------------    ----------------------------
Net Increase (decrease)                          22,899    $    174,269           9,058    $     54,068
                                           ============================    ============================
CLASS C
Shares Sold                                       3,506    $     25,313           5,680    $     35,187
Reinvestment of Distributions                         -               -               -               -
                                           ----------------------------    ----------------------------
                                                  3,506          25,313           5,680          35,187
Shares Repurchased                               (1,556)        (10,875)         (4,567)        (26,509)
                                           ----------------------------    ----------------------------
Net Decrease                                      1,950    $     14,438           1,113    $      8,678
                                           ============================    ============================

                                                   PERIOD ENDED                     YEAR ENDED
                                                   JUNE 30, 2004                DECEMBER 31, 2003
                                           ----------------------------    ----------------------------
                                                 SHARES          AMOUNT          SHARES          AMOUNT
                                           ----------------------------    ----------------------------
MULTI-CAP VALUE FUND
CLASS A
Shares Sold                                      64,192    $    743,563          56,817    $    567,721
Reinvestment of Distributions                         -               -               -               -
                                           ----------------------------    ----------------------------
                                                 64,192         743,563          56,817         567,721
Shares Repurchased                               (3,644)        (42,784)        (17,022)       (162,229)
                                           ----------------------------    ----------------------------
Net Increase                                     60,548    $    700,779          39,795    $    405,492
                                           ============================    ============================
CLASS C
Shares Sold                                     135,896    $  1,559,328         160,357    $  1,639,021
Reinvestment of Distributions                         -               -               -               -
                                           ----------------------------    ----------------------------
                                                135,896       1,559,328         160,357       1,639,021
Shares Repurchased                               (5,809)        (67,723)         (5,757)        (54,408)
                                           ----------------------------    ----------------------------
Net Increase                                    130,087    $  1,491,605         154,600    $  1,584,613
                                           ============================    ============================

                                                   PERIOD ENDED                     YEAR ENDED
                                                   JUNE 30, 2004                 DECEMBER 31, 2003
                                           ----------------------------    ----------------------------
                                                 SHARES          AMOUNT          SHARES          AMOUNT
                                           ----------------------------    ----------------------------
SMALL CAP FUND
CLASS A
Shares Sold                                     177,841    $  3,784,276          94,743    $  1,483,067
Reinvestment of Distributions                         -               -           2,703          49,619
                                           ----------------------------    ----------------------------
                                                177,841       3,784,276          97,446       1,532,686
Shares Repurchased                              (55,979)     (1,154,965)        (81,663)     (1,091,377)
                                           ----------------------------    ----------------------------
Net Increase (decrease)                         121,862    $  2,629,311          15,783    $    441,309
                                           ============================    ============================
CLASS C
Shares Sold                                      45,279    $    850,797          30,274    $    457,239
Reinvestment of Distributions                         -               -             524           8,934
                                           ----------------------------    ----------------------------
                                                 45,279         850,797          30,798         466,173
Shares Repurchased                              (10,022)       (190,596)        (13,899)       (187,910)
                                           ----------------------------    ----------------------------
Net Increase (decrease)                          35,257    $    660,201          16,899    $    278,263
                                           ============================    ============================

                           PACIFIC ADVISORS FUND INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                 (For a share outstanding throughout the period)

                                                                         GOVERNMENT SECURITIES FUND
                                                   -------------------------------------------------------------------------
                                                                                   CLASS A
                                                   -------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS               FOR THE YEAR ENDED DECEMBER 31,
                                                                ENDED       ------------------------------------------------
                                                        JUNE 30, 2004            2003         2002         2001         2000
                                                   -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                $       9.68       $   10.20    $   10.15    $   10.88    $    9.74
                                                   ------------------       ---------    ---------    ---------    ---------
     Income from investing operations
         Net investment income                                   0.11            0.35         0.31         0.31         0.35
         Net realized and unrealized gains
           (losses) on securities                               (0.22)          (0.57)       (0.04)       (0.37)        1.41
                                                   ------------------       ---------    ---------    ---------    ---------
     Total from investment operations                           (0.11)          (0.22)        0.27        (0.06)        1.76
                                                   ------------------       ---------    ---------    ---------    ---------
     Less distributions
         From net investment income                             (0.07)          (0.30)       (0.21)       (0.29)       (0.34)
         From net capital gains                                     -               -        (0.01)       (0.38)       (0.28)
                                                   ------------------       ---------    ---------    ---------    ---------
     Total distributions                                        (0.07)          (0.30)       (0.22)       (0.67)       (0.62)
                                                   ------------------       ---------    ---------    ---------    ---------
     Net asset value, end of period                      $       9.50       $    9.68    $   10.20    $   10.15    $   10.88
                                                   ==================       =========    =========    =========    =========

TOTAL INVESTMENT RETURN (a)                                     (1.16)%(b)      (2.20)%       2.78%       (0.49)%      18.42%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                     $      2,640       $   3,025    $   4,125    $   6,487    $   6,071
     Ratio of net investment income to average
       net assets
              With expense reductions                            1.68%(c)        2.88%        2.57%        3.01%        3.46%
              Without expense reductions                         1.11%(c)        2.33%        1.42%        2.22%        2.08%
     Ratio of expenses to average net assets
              With expense reductions                            1.74%(c)        1.65%        1.65%        1.65%        1.65%
              Without expense reductions                         2.31%(c)        2.20%        2.80%        2.43%        3.03%
     Fund portfolio turnover rate                              368.32%(c)      206.55%      212.10%       75.81%       22.21%

                                                                                   CLASS C
                                                   -------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS               FOR THE YEAR ENDED DECEMBER 31,
                                                                ENDED       ------------------------------------------------
                                                        JUNE 30, 2004            2003         2002         2001         2000
                                                   -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                $       9.43       $    9.95    $    9.96    $   10.74    $    9.63
                                                   ------------------       ---------    ---------    ---------    ---------
     Income from investing operations
         Net investment income                                   0.03            0.21         0.23         0.25         0.29
         Net realized and unrealized gains
           (losses) on securities                               (0.18)          (0.50)       (0.04)       (0.38)        1.38
                                                   ------------------       ---------    ---------    ---------    ---------
     Total from investment operations                           (0.15)          (0.29)        0.19        (0.13)        1.67
                                                   ------------------       ---------    ---------    ---------    ---------
     Less distributions
         From net investment income                             (0.03)          (0.23)       (0.19)       (0.27)       (0.28)
         From net capital gains                                     -               -        (0.01)       (0.38)       (0.28)
                                                   ------------------       ---------    ---------    ---------    ---------
     Total distributions                                        (0.03)          (0.23)       (0.20)       (0.65)       (0.56)
                                                   ------------------       ---------    ---------    ---------    ---------
     Net asset value, end of period                      $       9.25       $    9.43    $    9.95    $    9.96    $   10.74
                                                   ==================       =========    =========    =========    =========

TOTAL INVESTMENT RETURN                                         (1.55)%(b)      (2.98)%       1.98%       (1.21)%      17.57%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                     $      8,700       $  11,423    $  10,858    $   4,172    $   2,682
     Ratio of net investment income to average
       net assets
              With expense reductions                            0.90%(c)        2.23%        1.90%        2.25%        2.79%
              Without expense reductions                         0.34%(c)        1.67%        0.81%        1.28%        1.23%
     Ratio of expenses to average net assets
              With expense reductions                            2.49%(c)        2.39%        2.40%        2.40%        2.36%
              Without expense reductions                         3.05%(c)        2.95%        3.49%        3.37%        3.92%

(a) The Fund's maximum sales charge is not included in the total return computation
(b)  Not Annualized
(c)  Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                            INCOME AND EQUITY FUND
                                                   -------------------------------------------------------------------------
                                                                                   CLASS A
                                                   -------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS               FOR THE YEAR ENDED DECEMBER 31,
                                                                ENDED       ------------------------------------------------
                                                        JUNE 30, 2004            2003         2002         2001         2000
                                                   -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                $      10.33       $    9.91    $   10.31    $   10.43    $   10.39
                                                   ------------------       ---------    ---------    ---------    ---------
     Income from investing operations
         Net investment Income                                  (0.03)           0.33         0.39         0.42         0.52
         Net realized and unrealized gains
           (losses) on securities                                0.07            0.31        (0.49)       (0.14)        0.07
                                                   ------------------       ---------    ---------    ---------    ---------
     Total from investment operations                            0.04            0.64        (0.10)        0.28         0.59
                                                   ------------------       ---------    ---------    ---------    ---------
     Less distributions
         From net investment income                             (0.08)          (0.22)       (0.30)       (0.40)       (0.55)
         From net capital gains                                     -               -            -            -            -
                                                   ------------------       ---------    ---------    ---------    ---------
     Total distributions                                        (0.08)          (0.22)       (0.30)       (0.40)       (0.55)
                                                   ------------------       ---------    ---------    ---------    ---------
     Net asset value, end of period                      $      10.29       $   10.33    $    9.91    $   10.31    $   10.43
                                                   ==================       =========    =========    =========    =========

TOTAL INVESTMENT RETURN (a)                                      0.33%(b)        6.63%       (0.92)%       2.63%        6.03%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                     $      3,058       $   1,835    $   2,117    $   2,708    $   2,217
     Ratio of net investment income to average
       net assets
              With expense reductions                            1.84%(c)        2.92%        3.43%        4.28%        4.67%
              Without expense reductions                         1.14%(c)        1.84%        1.75%        2.66%        2.76%
     Ratio of expenses to average net assets
              With expense reductions                            1.94%(c)        1.85%        1.85%        1.85%        1.83%
              Without expense reductions                         2.64%(c)        2.94%        3.53%        3.47%        3.75%
     Fund portfolio turnover rate                               30.68%(c)       71.02%       91.50%       43.38%       21.83%

                                                                                   CLASS C
                                                   -------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS               FOR THE YEAR ENDED DECEMBER 31,
                                                                ENDED       ------------------------------------------------
                                                        JUNE 30, 2004            2003         2002         2001         2000
                                                   -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                $       9.90       $    9.60    $   10.03    $   10.26    $   10.15
                                                   ------------------       ---------    ---------    ---------    ---------
     Income from investing operations
         Net investment Income                                   0.07            0.24         0.34         0.42         0.35
         Net realized and unrealized gains
           (losses) on securities                               (0.06)           0.32        (0.51)       (0.22)        0.10
                                                   ------------------       ---------    ---------    ---------    ---------
     Total from investment operations                            0.01            0.56        (0.17)        0.20         0.45
                                                   ------------------       ---------    ---------    ---------    ---------
     Less distributions
         From net investment income                             (0.04)          (0.26)       (0.26)       (0.43)       (0.34)
         From net capital gains                                     -               -            -            -            -
                                                   ------------------       ---------    ---------    ---------    ---------
     Total distributions                                        (0.04)          (0.26)       (0.26)       (0.43)       (0.34)
                                                   ------------------       ---------    ---------    ---------    ---------
     Net asset value, end of period                      $       9.87       $    9.90    $    9.60    $   10.03    $   10.26
                                                   ==================       =========    =========    =========    =========

TOTAL INVESTMENT RETURN                                          0.08%(b)        5.88%       (1.60)%       1.81%        4.32%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                     $      7,079       $   5,416    $   3,284    $   1,365    $     815
     Ratio of net investment income to average
       net assets
              With expense reductions                            1.04%(c)        2.10%        2.95%        3.58%        3.90%
              Without expense reductions                         0.35%(c)        1.03%        1.15%        1.65%        1.88%
     Ratio of expenses to average net assets
              With expense reductions                            2.69%(c)        2.60%        2.60%        2.60%        2.55%
              Without expense reductions                         3.38%(c)        3.67%        4.39%        4.54%        4.57%

(a) The Fund's maximum sales charge is not included in the total return computation
(b)  Not Annualized
(c)  Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                BALANCED FUND
                                                   -------------------------------------------------------------------------
                                                                                   CLASS A
                                                   -------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS               FOR THE YEAR ENDED DECEMBER 31,
                                                                ENDED       ------------------------------------------------
                                                        JUNE 30, 2004            2003         2002         2001         2000
                                                   -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                $      15.88       $   13.69    $   14.42    $   15.22    $   14.04
                                                   ------------------       ---------    ---------    ---------    ---------
     Income from investing operations
         Net investment income                                   0.08            0.21         0.06         0.10         0.21
         Net realized and unrealized gains
           (losses) on securities                               (0.19)           2.34        (0.79)       (0.81)        1.19
                                                   ------------------       ---------    ---------    ---------    ---------
     Total from investment operations                           (0.11)           2.55        (0.73)       (0.71)        1.40
                                                   ------------------       ---------    ---------    ---------    ---------
     Less distributions
         From net investment income                                 -           (0.18)           -        (0.09)       (0.15)
         From net capital gains                                     -           (0.18)           -            -        (0.07)
                                                   ------------------       ---------    ---------    ---------    ---------
     Total distributions                                            -           (0.36)           -        (0.09)       (0.22)
                                                   ------------------       ---------    ---------    ---------    ---------
     Net asset value, end of period                      $      15.77       $   15.88    $   13.69    $   14.42    $   15.22
                                                   ==================       =========    =========    =========    =========

TOTAL INVESTMENT RETURN (a)                                     (0.69)%(b)      18.63%       (5.05)%      (4.69)%       9.99%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                     $      5,435       $   4,739    $   3,977    $   5,013    $   5,942
     Ratio of net investment income to average
       net assets
              With expense reductions                            1.45%(c)        1.44%        0.30%        0.55%        1.15%
              Without expense reductions                         1.45%(c)        1.44%        0.30%        0.55%        0.74%
     Ratio of expenses to average net assets
              With expense reductions                            2.40%(c)        2.86%        3.47%        3.22%        2.88%
              Without expense reductions                         2.40%(c)        2.86%        3.47%        3.22%        3.28%
     Fund portfolio turnover rate                               46.10%(c)       58.73%       57.74%       42.20%       43.30%

                                                                                   CLASS C
                                                   -------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS               FOR THE YEAR ENDED DECEMBER 31,
                                                                ENDED       ------------------------------------------------
                                                        JUNE 30, 2004            2003         2002         2001         2000
                                                   -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                $      15.49       $   13.40    $   14.18    $   14.99    $   13.91
                                                   ------------------       ---------    ---------    ---------    ---------
     Income from investing operations
         Net investment income                                   0.05            0.09         0.01         0.01         0.07
         Net realized and unrealized gains
           (losses) on securities                               (0.22)           2.26        (0.79)       (0.80)        1.17
                                                   ------------------       ---------    ---------    ---------    ---------
     Total from investment operations                           (0.17)           2.35        (0.78)       (0.79)        1.24
                                                   ------------------       ---------    ---------    ---------    ---------
     Less distributions
         From net investment income                                 -           (0.08)           -        (0.02)       (0.09)
         From net capital gains                                     -           (0.18)           -            -        (0.07)
                                                   ------------------       ---------    ---------    ---------    ---------
     Total distributions                                            -           (0.26)           -        (0.02)       (0.16)
                                                   ------------------       ---------    ---------    ---------    ---------
     Net asset value, end of period                      $      15.32       $   15.49    $   13.40    $   14.18    $   14.99
                                                   ==================       =========    =========    =========    =========

TOTAL INVESTMENT RETURN                                         (1.10)%(b)      17.58%       (5.49)%      (5.25)%       8.92%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                     $     26,492       $  23,353    $  14,035    $   7,404    $   4,559
     Ratio of net investment income to average
       net assets
              With expense reductions                            0.65%(c)        0.67%       (0.16)%      (0.08)%       0.39%
              Without expense reductions                         0.65%(c)        0.67%       (0.16)%      (0.08)%      (0.01)%
     Ratio of expenses to average net assets
              With expense reductions                            3.19%(c)        3.66%        4.15%        3.99%        3.63%
              Without expense reductions                         3.19%(c)        3.66%        4.15%        3.99%        4.03%

(a) The Fund's maximum sales charge is not included in the total return computation
(b)  Not Annualized
(c)  Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                 GROWTH FUND
                                                   -------------------------------------------------------------------------
                                                                                   CLASS A
                                                   -------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS               FOR THE YEAR ENDED DECEMBER 31,
                                                                ENDED       ------------------------------------------------
                                                        JUNE 30, 2004            2003         2002         2001         2000
                                                   -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                $       7.14       $    5.48    $    7.04    $    9.83    $   11.67
                                                   ------------------       ---------    ---------    ---------    ---------
     Income from investing operations
         Net investment expense                                 (0.01)          (0.07)       (0.12)       (0.11)       (0.01)
         Net realized and unrealized gains
           (losses) on securities                                0.40            1.73        (1.44)       (2.68)       (1.83)
                                                   ------------------       ---------    ---------    ---------    ---------
     Total from investment operations                            0.39            1.66        (1.56)       (2.79)       (1.84)
                                                   ------------------       ---------    ---------    ---------    ---------
     Less distributions
         From net investment income                                 -               -            -            -            -
         From net capital gains                                     -               -            -            -            -
                                                   ------------------       ---------    ---------    ---------    ---------
     Total distributions                                            -               -            -            -            -
                                                   ------------------       ---------    ---------    ---------    ---------
     Net asset value, end of period                      $       7.53       $    7.14    $    5.48    $    7.04    $    9.83
                                                   ==================       =========    =========    =========    =========

TOTAL INVESTMENT RETURN (a)                                      5.46%(b)       30.29%      (22.16)%     (28.38)%     (15.77)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                     $        878       $     669    $     464    $     588    $     825
     Ratio of net investment income to average
       net assets
              With expense reductions                           (2.31)%(c)      (1.69)%      (1.97)%      (1.26)%      (0.24)%
              Without expense reductions                        (6.36)%(c)      (7.44)%      (8.25)%      (5.44)%      (3.98)%
     Ratio of expenses to average net assets
              With expense reductions                            2.95%(c)        2.48%        2.50%        2.44%        2.50%
              Without expense reductions                         7.00%(c)        8.23%        8.77%        6.62%        6.23%
     Fund portfolio turnover rate                               12.62%(c)       34.58%       78.06%       57.61%       16.00%

                                                                                   CLASS C
                                                   -------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS               FOR THE YEAR ENDED DECEMBER 31,
                                                                ENDED       ------------------------------------------------
                                                        JUNE 30, 2004            2003         2002         2001         2000
                                                   -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                $       6.83       $    5.33    $    6.89    $    9.70    $   11.61
                                                   ------------------       ---------    ---------    ---------    ---------
     Income from investing operations
         Net investment expense                                 (0.06)          (0.16)       (0.44)       (0.22)       (0.06)
         Net realized and unrealized gains
           (losses) on securities                                0.40            1.66        (1.12)       (2.59)       (1.85)
                                                   ------------------       ---------    ---------    ---------    ---------
     Total from investment operations                            0.34            1.50        (1.56)       (2.81)       (1.91)
                                                   ------------------       ---------    ---------    ---------    ---------
     Less distributions
         From net investment income                                 -               -            -            -            -
         From net capital gains                                     -               -            -            -            -
                                                   ------------------       ---------    ---------    ---------    ---------
     Total distributions                                            -               -            -            -            -
                                                   ------------------       ---------    ---------    ---------    ---------
     Net asset value, end of period                      $       7.17       $    6.83    $    5.33    $    6.89    $    9.70
                                                   ==================       =========    =========    =========    =========

TOTAL INVESTMENT RETURN                                          4.98%(b)       28.14%      (22.64)%     (28.97)%     (16.45)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                     $        277       $     251    $     190    $     439    $     728
     Ratio of net investment income to average
       net assets
              With expense reductions                           (3.10)%(c)      (2.47)%      (2.75)%      (2.04)%      (0.97)%
              Without expense reductions                        (7.18)%(c)      (8.18)%      (8.67)%      (5.59)%      (4.04)%
     Ratio of expenses to average net assets
              With expense reductions                            3.74%(c)        3.25%        3.25%        3.23%        3.25%
              Without expense reductions                         7.82%(c)        8.96%        9.17%        6.77%        6.32%

(a) The Fund's maximum sales charge is not included in the total return computation
(b)  Not Annualized
(c)  Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                   MULTI-CAP VALUE FUND
                                                           -----------------------------------------------------------------
                                                                                        CLASS A
                                                           -----------------------------------------------------------------
                                                           FOR THE SIX MONTHS             FOR THE YEAR      APRIL 1, 2002(a)
                                                                        ENDED                    ENDED                    TO
                                                                JUNE 30, 2004        DECEMBER 31, 2003     DECEMBER 31, 2002
                                                           -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                  $            11.46        $            7.95     $           10.00
                                                           ------------------        -----------------     -----------------
     Income from investing operations
         Net investment expense                                         (0.01)                   (0.09)                (0.07)
         Net realized and unrealized gains
           (losses) on securities                                       (0.04)                    3.60                 (1.98)
                                                           ------------------        -----------------     -----------------
     Total from investment operations                                   (0.05)                    3.51                 (2.05)
                                                           ------------------        -----------------     -----------------
     Less distributions
         From net investment income                                         -                        -                     -
         From net capital gains                                             -                        -                     -
                                                           ------------------        -----------------     -----------------
     Total distributions                                                    -                        -                     -
                                                           ------------------        -----------------     -----------------
     Net asset value, end of period                        $            11.41        $           11.46     $            7.95
                                                           ==================        =================     =================

TOTAL INVESTMENT RETURN (b)                                             (0.44)%(c)               44.15%               (20.50)%(c)

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                       $            1,866        $           1,180     $             503
     Ratio of net investment income to average
       net assets
              With expense reductions                                   (1.50)%(d)               (1.67)%               (1.44)%(d)
              Without expense reductions                                (2.00)%(d)               (3.14)%               (5.65)%(d)
     Ratio of expenses to average net assets
              With expense reductions                                    2.59%(d)                 2.49%                 2.49%(d)
              Without expense reductions                                 3.08%(d)                 3.96%                 6.69%(d)
     Fund portfolio turnover rate                                       29.76%(d)                20.16%                 8.23%(d)

                                                                                          CLASS C
                                                           -----------------------------------------------------------------
                                                           FOR THE SIX MONTHS             FOR THE YEAR      APRIL 1, 2002(a)
                                                                        ENDED                    ENDED                    TO
                                                                JUNE 30, 2004        DECEMBER 31, 2003     DECEMBER 31, 2002
                                                           -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                  $            11.33        $            7.91     $           10.00
                                                           ------------------        -----------------     -----------------
     Income from investing operations
         Net investment expense                                         (0.06)                    0.32                 (0.52)
         Net realized and unrealized gains
           (losses) on securities                                       (0.03)                    3.10                 (1.57)
                                                           ------------------        -----------------     -----------------
     Total from investment operations                                   (0.09)                    3.42                 (2.09)
                                                           ------------------        -----------------     -----------------
     Less distributions
         From net investment income                                         -                        -                     -
         From net capital gains                                             -                        -                     -
                                                           ------------------        -----------------     -----------------
     Total distributions                                                    -                        -                     -
                                                           ------------------        -----------------     -----------------
     Net asset value, end of period                        $            11.24        $           11.33     $            7.91
                                                           ==================        =================     =================

TOTAL INVESTMENT RETURN (b)                                             (0.79)%(c)               43.24%               (20.90)%(c)

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                       $            4,975        $           3,537     $           1,247
     Ratio of net investment income to average
       net assets
              With expense reductions                                   (2.32)%(d)               (2.41)%               (2.20)%(d)
              Without expense reductions                                (2.81)%(d)               (3.90)%               (6.08)%(d)
     Ratio of expenses to average net assets
              With expense reductions                                    3.39%(d)                 3.24%                 3.23%(d)
              Without expense reductions                                 3.89%(d)                 4.74%                 7.11%(d)

(a)  Commencement of operations
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Not Annualized
(d)  Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                SMALL CAP FUND
                                                   -------------------------------------------------------------------------
                                                                                   CLASS A
                                                   -------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS               FOR THE YEAR ENDED DECEMBER 31,
                                                                ENDED       ------------------------------------------------
                                                        JUNE 30, 2004            2003         2002         2001         2000
                                                   -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                $      18.77       $   10.32    $   15.23    $   13.42    $   11.98
                                                   ------------------       ---------    ---------    ---------    ---------
     Income from investing operations
         Net investment expense                                  0.62           (0.37)       (0.85)       (0.42)       (0.79)
         Net realized and unrealized gains
           (losses) on securities                                2.90            8.95        (4.05)        3.11         2.32
                                                   ------------------       ---------    ---------    ---------    ---------
     Total from investment operations                            3.52            8.58        (4.90)        2.69         1.53
                                                   ------------------       ---------    ---------    ---------    ---------
     Less distributions
         From net investment income                                 -               -            -            -            -
         From net capital gains                                     -           (0.13)       (0.01)       (0.88)       (0.09)
                                                   ------------------       ---------    ---------    ---------    ---------
     Total distributions                                            -           (0.13)       (0.01)       (0.88)       (0.09)
                                                   ------------------       ---------    ---------    ---------    ---------
     Net asset value, end of period                      $      22.29       $   18.77    $   10.32    $   15.23    $   13.42
                                                   ==================       =========    =========    =========    =========

TOTAL INVESTMENT RETURN (a)                                     18.75%(b)       83.21%      (32.20)%      20.23%       12.83%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                     $     13,363       $   8,961    $   4,763    $   7,715    $   6,541
     Ratio of net investment income to average
       net assets
              With expense reductions                           (2.96)%(c)      (4.06)%      (4.01)%      (3.44)%      (3.20)%
              Without expense reductions                        (2.96)%(c)      (4.06)%      (4.01)%      (3.44)%      (3.20)%
     Ratio of expenses to average net assets
              With expense reductions                            3.19%(c)        4.44%        4.52%        3.74%        3.58%
              Without expense reductions                         3.19%(c)        4.44%        4.52%        3.74%        3.58%
     Fund portfolio turnover rate                                9.08%(c)       39.95%       23.39%       43.89%       44.82%

                                                                                   CLASS C
                                                   -------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS               FOR THE YEAR ENDED DECEMBER 31,
                                                                ENDED       ------------------------------------------------
                                                        JUNE 30, 2004            2003         2002         2001         2000
                                                   -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period                $      17.41       $    9.65    $   14.47    $   13.04    $   11.93
                                                   ------------------       ---------    ---------    ---------    ---------
     Income from investing operations
         Net investment expense                                  0.39            0.04        (0.88)       (0.08)       (0.78)
         Net realized and unrealized gains
           (losses) on securities                                2.81            7.85        (3.93)        2.39         1.98
                                                   ------------------       ---------    ---------    ---------    ---------
     Total from investment operations                            3.20            7.89        (4.81)        2.31         1.20
                                                   ------------------       ---------    ---------    ---------    ---------
     Less distributions
         From net investment income                                 -               -            -            -            -
         From net capital gains                                     -           (0.13)       (0.01)       (0.88)       (0.09)
                                                   ------------------       ---------    ---------    ---------    ---------
     Total distributions                                            -           (0.13)       (0.01)       (0.88)       (0.09)
                                                   ------------------       ---------    ---------    ---------    ---------
     Net asset value, end of period                      $      20.61       $   17.41    $    9.65    $   14.47    $   13.04
                                                   ==================       =========    =========    =========    =========

TOTAL INVESTMENT RETURN                                         18.38%(b)       81.83%      -33.27%       17.91%       10.11%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)                     $      2,234       $   1,274    $     543    $     886    $     454
     Ratio of net investment income to average
       net assets
              With expense reductions                           (3.72)%(c)      (4.88)%      (5.47)%      (5.48)%      (5.52)%
              Without expense reductions                        (3.72)%(c)      (4.88)%      (5.47)%      (5.48)%      (5.52)%
     Ratio of expenses to average net assets
              With expense reductions                            3.95%(c)        5.26%        5.97%        5.78%        5.90%
              Without expense reductions                         3.95%(c)        5.26%        5.97%        5.78%        5.90%

(a) The Fund's maximum sales charge is not included in the total return computation
(b)  Not Annualized
(c)  Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                             DIRECTORS AND OFFICERS

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                              POSITIONS(S)  TERM OF OFFICES     PRINCIPAL OCCUPATIONS          FUND COMPLEX
                              HELD WITH THE  AND LENGTH OF              DURING                 OVERSEEN BY      OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE         COMPANY      TIME SERVED            PAST 5 YEARS                TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Thomas M. Brinker (70)          Director      Since 1992     2003 - Present: Retired        6 Pacific Advisors         None
1 North Ormond Avenue                                                                          Mutual Funds
Havertown, PA 19083                                          1970 - 2003: President
                                                             Fringe Benefits, Inc/
                                                             Financial Foresight, Ltd.,
                                                             d/b/a The Brinker
                                                             Organization (Financial
                                                             Services Companies)

Victoria Breen (53)           Director and    Since 1992     1992 - Present: Assistant      6 Pacific Advisors         None
603 West Ojai Avenue            Assistant                    Secretary and Director,           Mutual Funds
Ojai, CA 93023                  Secretary                    Pacific Global Investment
                                                             Management Company, Pacific
                                                             Global Investor Services,
                                                             Inc.

                                                             1994 - Present: General
                                                             Agent, Transamerica Life
                                                             Companies and Registered
                                                             Principal, Transamerica
                                                             Financial Resources, Inc.

                                                             1986 - Present: Branch
                                                             Manager, Derby & Derby Inc.
                                                             (Financial Services Company)

Thomas H. Hanson (54)        Vice President   Since 1992     1992 - Present: Executive      6 Pacific Advisors         None
206 North Jackson Street     and Secretary                   Vice President and                Mutual Funds
Suite 301                                                    Director, Pacific Global
Glendale, CA 91206                                           Investment Management
                                                             Company; President and
                                                             Director, Pacific Global
                                                             Fund Distributors, Inc.;
                                                             President and Director,
                                                             Pacific Global Investor
                                                             Services, Inc.

                                                             1997 - 2001: Vice President
                                                             and Director, Pacific
                                                             Global Investment Fund Ltd.

                                                             1993 - Present: Owner,
                                                             Director, Chairman,
                                                             President and CEO of
                                                             TriVest Capital Management,
                                                             Inc.

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                              POSITIONS(S)  TERM OF OFFICES     PRINCIPAL OCCUPATIONS          FUND COMPLEX
                              HELD WITH THE  AND LENGTH OF              DURING                 OVERSEEN BY      OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE         COMPANY      TIME SERVED            PAST 5 YEARS                TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Catherine L. Henning (26)       Assistant     Since 2002     2004 - Present: Secretary,     6 Pacific Advisors         None
206 North Jackson Street        Secretary                    Pacific Global Investment         Mutual Funds
Suite 301                                                    Management Company
Glendale, CA 91206
                                                             2002 - 2004: Assistant
                                                             Secretary, Pacific Global
                                                             Investment Management
                                                             Company

                                                             2002 - Present: Assistant
                                                             Secretary, Pacific Global
                                                             Pacific Global Fund
                                                             Distributors, Inc. and
                                                             Pacific Global Investor
                                                             Services, Inc.

                                                             1999 - Present: Marketing
                                                             Coordinator, Pacific Global
                                                             Investment Management
                                                             Company

George A. Henning (57)        President and   Since 1992     1991 - Present: Chairman,      6 Pacific Advisors         None
206 North Jackson Street        Chairman                     President, and Director,          Mutual Funds
Suite 301                                                    Pacific Global Investment
Glendale, CA 91206                                           Management Company;
                                                             Chairman and Director,
                                                             Pacific Global Fund
                                                             Distributors, Inc.;
                                                             Chairman and Director,
                                                             Pacific Global Investor
                                                             Services, Inc.

                                                             1997 - 2001: Chairman and
                                                             Director, Pacific Global
                                                             Investment Fund, Ltd.

Barbara A. Kelley (50)          Treasurer     Since 2001     2001 - Present: Executive      6 Pacific Advisors         None
206 North Jackson Street                                     Vice President, Treasurer,        Mutual Funds
Suite 301                                                    Pacific Global Investment
Glendale, CA 91206                                           Management Company;
                                                             Treasurer and Director,
                                                             Pacific Global Fund
                                                             Distributors, Inc.;
                                                             President and Treasurer,
                                                             Pacific Global Investor
                                                             Services, Inc.

                                                             1999 - Present: Director,
                                                             Pacific Global Investment
                                                             Management Company

                                                             1990 - 1999: President,
                                                             Transamerica Financial
                                                             Resources

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                              POSITIONS(S)  TERM OF OFFICES     PRINCIPAL OCCUPATIONS          FUND COMPLEX
                              HELD WITH THE  AND LENGTH OF              DURING                 OVERSEEN BY      OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE         COMPANY      TIME SERVED            PAST 5 YEARS                TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
L. Michael Haller (60)          Director      Since 1992     2004 - Present: Consultant     6 Pacific Advisors         None
5924 Colodny                                                                                   Mutual Funds
Agoura, CA 91301                                             2002 - 2004: Executive Vice
                                                             President, Sammy Studios,
                                                             Inc. (Entertainment Company)

                                                             2001 - 2002: Vice President
                                                             and Executive Producer,
                                                             Electronic Arts; President,
                                                             International Media Group,
                                                             Inc. (Entertainment Company)

                                                             1978 - 2001: Consultant,
                                                             Asahi Broadcasting Corp.
                                                             (Entertainment Company)

Takashi Makinodan, Ph.D (79)    Director      Since 1995     1992 - Present: Director,      6 Pacific Advisors         None
107 S. Barrington Place                                      Medical Treatment                 Mutual Funds
Los Angeles, CA 90049                                        Effectiveness Program
                                                             (MEDTEP), Center on Asian
                                                             and Pacific Islanders

                                                             1991 - Present: Associate
                                                             Director of Research,
                                                             Geriatric Research
                                                             Education Clinic Center, VA
                                                             Medical Center

Gerald E. Miller (74)           Director      Since 1992     1992 - Present: Retired        6 Pacific Advisors         None
5262 Bridgetown Place                                                                          Mutual Funds
Westlake Village, CA 91362

Louise K. Taylor, Ph.D (57)     Director      Since 1992     1991 - Present:                6 Pacific Advisors         None
325 East Huntington Dr.                                      Superintendent, Monrovia          Mutual Funds
Monrovia, CA 91016                                           Unified School District

Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Certain Directors are considered "interested persons" of the Company as defined in the 1940 Act. All directors oversee all six Funds of the Company.

PACIFIC ADVISORS FUND INC.
      NOTES

                                                            NOTES

      NOTES

[GRAPHIC]

PACIFIC ADVISORS
         FUND INC

         DIRECTORS
              GEORGE A. HENNING, CHAIRMAN
              VICTORIA L. BREEN
              THOMAS M. BRINKER
              L. MICHAEL HALLER III
              TAKASHI MAKINODAN, PH.D.
              GERALD E. MILLER
              LOUISE K. TAYLOR, PH.D.

         OFFICERS
              GEORGE A. HENNING, PRESIDENT
              THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
              VICTORIA L. BREEN, ASSISTANT SECRETARY
              CATHERINE L. HENNING, ASSISTANT SECRETARY
              BARBARA A. KELLEY, TREASURER

         INVESTMENT MANAGER
              PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
              206 NORTH JACKSON STREET, SUITE 301
              GLENDALE, CALIFORNIA 91206

         BALANCED FUND ADVISER
              BACHE CAPITAL MANAGEMENT, INC.
              206 NORTH JACKSON STREET, SUITE 201
              GLENDALE, CALIFORNIA 92106

         TRANSFER AGENT AND ADMINISTRATOR
              PACIFIC GLOBAL INVESTOR SERVICES, INC.
              206 NORTH JACKSON STREET, SUITE 301
              GLENDALE, CALIFORNIA 91206

         DISTRIBUTOR
              PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
              206 NORTH JACKSON STREET, SUITE 301
              GLENDALE, CALIFORNIA 91206
              (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

[GRAPHIC]

PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
206 NORTH JACKSON STREET, SUITE 301
GLENDALE, CALIFORNIA 91206

                                                                       pg101.898

Item 2.   Not required.

Item 3.   Not required.

Item 4.   Not required.

Item 5.   Not applicable.

Item 6.   (Reserved)

Item 7.   Not applicable.

Item 8.   Not applicable.

Item 9.   Submission of Matters to a Vote of Security Holders.

          On February 21, 2004, the Registrant adopted a Nominating Committee Charter that establishes procedures by which shareholders may recommend nominees to the Registrant's Board of Directors. Shareholders may submit recommendations for nominees to the Nominating Committee, c/o Pacific Global Investors Services Inc., at North Jackson Street, Suite 301, Glendale, CA 91206, which will forward any recommendations received to the members of the Nominating Committee. To be considered, shareholder recommendations must be received a reasonable time before the Registrant begins to print and mail proxy materials for the relevant shareholder meeting. Shareholder recommendations will be evaluated in light of the Registrant's needs and the criteria established in the Nominating Committee Charter. Shareholders will be informed of the right to recommend nominees to the Registrant's Board of Directors through the Registrant's [ prospectus.

Item 10.  Controls and Procedures.

          (a) Based upon their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSRS, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There have been no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) or in other factors that could significantly affect these controls, including no significant deficiencies or material weaknesses that required corrective action, during the last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11.  Exhibits

          (a)(1) Not applicable.

          (a)(2) Certifications required by Item 11(a) of Form N-CSRS and
          Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

          (b) Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:    George A. Henning
       -----------------------------------
       George A. Henning
       Chairman, Pacific Advisors Fund Inc.

Date:  September 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ George A. Henning
       -----------------------------------
       George A. Henning
       Chief Executive Officer

Date:  September 8, 2004

By:    /s/ Barbara A. Kelley
       -----------------------------------
       Barbara A. Kelley
       Chief Financial Officer

Date:  September 8, 2004